ENTERGY

STATISTICAL REPORT

AND INVESTOR GUIDE

2003

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ENTERGY is focused on performance. Our company has consistently performed for investors, customers, and all Entergy shareholders since refocusing its strategy in 1998. We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s performance over the last five years. This information is available in electronic form, with excel spreadsheets, on our website at www.entergy.com/investor, in order to facilitate easier access and analysis.

Entergy Investor Relations

Entergy Corporation is an integrated energy company engaged primarily in electric power production, retail distribution operations, energy marketing and trading, and gas transportation. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to 2.6 million utility customers in Arkansas, Louisiana, Mississippi, and Texas. Through Entergy-Koch, LP, it is a leading provider of wholesale energy marketing and trading services, as well as an operator of natural gas pipeline and storage facilities. Entergy has annual revenues of over $9 billion and approximately 14,000 employees.

ABOUT THIS PUBLICATION

This publication is unaudited and should be used in conjunction with Entergy’s 2003 Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange Commission. It has been prepared for information purposes and is not intended for use in connection with any sale or purchase of, or any offer to buy, any securities of Entergy Corporation or its subsidiaries.

FORWARD-LOOKING INFORMATION

From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include but are not limited to:

•	resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy’s System Agreement and utility supply plan

•	Entergy’s ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities, including the uncertainty of negotiations with unions to agree to such reductions

•	the performance of Entergy’s generating plants, and particularly the capacity factors at its nuclear generating facilities

•	prices for power generated by Entergy’s unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, and the prices and availability of power Entergy must purchase for its utility customers

•	Entergy’s ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities

•	Entergy-Koch’s profitability in trading physical and financial natural gas and power, as well as other energy-related commodities

•	changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile

•	changes in the financial markets, particularly those affecting the availability of capital and Entergy’s ability to refinance existing debt and to fund investments and acquisitions

•	actions of rating agencies, including changes in the ratings of debt and preferred stock

•	changes in inflation and interest rates

•	Entergy’s ability to purchase and sell assets at attractive prices and on other attractive terms

•	changes in ownership of joint ventures

•	volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities

•	changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization that includes Entergy’s utility service territory

•	changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities

•	resolution of pending or future applications for license extensions of nuclear generating facilities

•	changes in law resulting from proposed energy legislation

•	changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances

•	the economic climate, and particularly growth in Entergy’s service territory

•	variations in weather, hurricanes, and other disasters

•	advances in technology

•	the potential impacts of threatened or actual terrorism and war

•	the success of Entergy’s strategies to reduce current tax payments

•	the effects of litigation and governmental investigations

•	changes in accounting standards, corporate governance, and securities law requirements

•	Entergy’s ability to attract and retain talented management and directors.

FINANCIAL MEASURES

Financial performance measures shown in this publication include those calculated and presented in accordance with generally accepted accounting principles (GAAP), as well as those that are considered non-GAAP measures. Entergy uses non-GAAP measures internally in budgeting and performance monitoring activities to gauge business performance and the ongoing strength of its businesses. Entergy further believes these metrics provide useful information to investors for the purpose of evaluating Entergy’s ongoing business results and comparing the company’s operating and financial performance to the performance of industry peers.

As-reported measures are computed in accordance with GAAP as they include all components of net income, including special items. Operational measures are non-GAAP measures as they are calculated using operational net income, which excludes the impact of special items. A reconciliation of operational earnings per share to as-reported earnings per share can be found on pages 8 – 11 and 26 – 27.

ENTERGY AT A GLANCE

CORPORATE PROFILE

Entergy Corporation, headquartered in New Orleans, Louisiana, is a Fortune 500 integrated energy company engaged primarily in electric power production, retail distribution operations, energy marketing and trading, and gas transportation.

•	30,000 MW electric generating capacity

•	2nd-largest U.S. nuclear generator

•	2.6 million utility customers

•	$9 billion revenues

•	14,000 employees

BUSINESS SEGMENTS

Entergy, an investor-owned public utility holding company, operates primarily through three business segments.

•	Utility

•	Entergy Nuclear (non-utility nuclear business)

•	Energy Commodity Services

Entergy Nuclear and Energy Commodity Services are referred to as Entergy’s Competitive Businesses.

BUSINESS SEGMENTS

UTILITY

Entergy’s utility companies generate, transmit, distribute and sell electric power, with a small amount of natural gas distribution.

•	Five electric utilities with 2.6 million customers

•	Four states – Arkansas, Louisiana, Mississippi, Texas

•	Over 22,000 MW generating capacity

•	Two gas utilities with 237,000 customers

ENTERGY ARKANSAS, INC. (EAI)

Entergy Arkansas generates, transmits, distributes and sells electric power to approximately 660,000 retail customers in portions of Arkansas.

ENTERGY GULF STATES, INC. (EGSI)

Entergy Gulf States generates, transmits, distributes and sells electric power to approximately 709,000 retail customers in portions of Texas and Louisiana. Entergy Gulf States also provides natural gas utility service to approximately 90,000 customers in the Baton Rouge, Louisiana area.

ENTERGY LOUISIANA, INC. (ELI)

Entergy Louisiana generates, transmits, distributes and sells electric power to approximately 657,000 retail customers in portions of Louisiana.

ENTERGY MISSISSIPPI, INC. (EMI)

Entergy Mississippi generates, transmits, distributes and sells electric power to approximately 416,000 retail customers in portions of Mississippi.

ENTERGY NEW ORLEANS, INC. (ENOI)

Entergy New Orleans generates, transmits, distributes and sells electric power to approximately 189,000 retail customers in the city of New Orleans, Louisiana. Entergy New Orleans also provides natural gas utility service to approximately 147,000 customers in the greater New Orleans area.

SYSTEM ENERGY RESOURCES, INC. (SERI)

System Energy owns and leases 90 percent of the Grand Gulf 1 nuclear generating facility. System Energy sells power and capacity from Grand Gulf 1 at wholesale to Entergy Arkansas, Entergy Louisiana, Entergy Mississippi, and Entergy New Orleans.

UTILITY NUCLEAR PLANTS

Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russelville, Arkansas; Grand Gulf Nuclear Station in Port Gibson, Mississippi; River Bend Station in St. Francisville, Louisiana; and Waterford 3 in Taft, Louisiana.

ENTERGY NUCLEAR

Entergy’s non-utility nuclear business owns and operates five nuclear power plants in the northeastern portion of the United States: Pilgrim Nuclear Station in Plymouth, Massachusetts, James A. FitzPatrick in Oswego, New York, Indian Point 2 & 3 in Westchester County, New York, and Vermont Yankee in Vernon, Vermont. This business is primarily focused on selling power produced by those plants to wholesale customers. This business also provides operations and management services to nuclear power plants owned by other utilities in the United States.

•	Five plants in northeastern U.S.

•	4,000 MW owned generating capacity

•	800 MW under management services contract

•	Contracts with other nuclear owners to manage decommissioning for 1 plant, license renewal for 4 plants

ENERGY COMMODITY SERVICES

The energy commodity services business includes the operations of Entergy-Koch, LP and Entergy’s non-nuclear wholesale assets business.

ENTERGY-KOCH, LP

Entergy-Koch is engaged in two major businesses: energy commodity marketing and trading that includes physical and financial natural gas and power, as well as other energy and weather-related contracts through Entergy-Koch Trading, and gas transportation and storage services through Gulf South Pipeline.

•	Gas transportation business with 8,000 miles of pipeline and 68.5 BCF gas storage

•	Energy marketing and trading business in U.S. and Europe, trading gas, electricity, weather derivatives

NON-NUCLEAR WHOLESALE ASSETS BUSINESS

Entergy’s non-nuclear wholesale assets business sells electric power produced by seven power plants to wholesale customers while it focuses on selling the majority of those assets.

•	1,800 net MW generating capacity

EXECUTIVE PROFILES

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WAYNE LEONARD – CHIEF EXECUTIVE OFFICER

Wayne Leonard became Entergy’s chief executive officer on January 1, 1999. He joined Entergy in April 1998 as president and chief operating officer of the company’s domestic business, and he assumed additional responsibility for international operations in August 1998. In 2003, the Platts/Business Week Global Energy Awards named Leonard CEO of the year and Entergy received the Energy Company of the Year award. Entergy was honored as the top performer in the Edison Electric Institute’s Index of Shareholder-Owned Electric Utilities (large-cap), with a total return of 110.7% for the five-year period ended September 30, 2003. Prior to joining Entergy, Leonard was president of Cinergy’s Energy Commodities Strategic Business Unit and president of Cinergy Capital Trading.

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LEO DENAULT – EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Leo Denault was named executive vice president and chief financial officer in February 2004. He was previously vice president of corporate development and strategic planning. He also has held the position of vice president, corporate development, since joining the company in March 1999. Denault assumed responsibility for the areas of strategic planning, the Office of the Chief Risk Officer, and strategic pricing and transmission services in 2002. Prior to joining Entergy, Denault was vice president of corporate development at Cinergy Corporation, where he reviewed every major investment transaction, including the acquisition of generation, distribution and trading businesses in the United States and abroad.

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RICHARD SMITH – GROUP PRESIDENT, UTILITY OPERATIONS

Rick Smith was named group president, utility operations in January 2002. He is responsible for the regulated utility financial results, along with operation results of electric and natural gas distribution and customer service. In addition, Rick oversees utility regulatory support and regulated retail activities. He joined Entergy in September 1999 as senior vice president, transition management and later served as president of retail operations. Prior to joining Entergy, Smith was president of Cinergy Resources Inc, a non-regulated retail supply business. Prior to that, he served for three years as vice president of finance for Cinergy’s Energy Services business unit.

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GARY TAYLOR – CHIEF EXECUTIVE OFFICER, ENTERGY NUCLEAR

Gary Taylor was named chief executive officer of Entergy’s nuclear businesses in April 2003. He joined Entergy in March 2000 as chief operating officer of its South region. Entergy operates five nuclear units in its retail electric service area and has acquired five nuclear plants in the northeast. Prior to joining Entergy, Taylor had been vice president of nuclear operations at South Carolina Electric & Gas Company, a subsidiary of SCANA Corporation, since 1995.

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CURT HÉBERT – EXECUTIVE VICE PRESIDENT, EXTERNAL AFFAIRS

Curt Hébert joined Entergy as executive vice president, external affairs in September 2001 after a lengthy career as a government energy regulator at both the federal and state levels. His responsibilities include supervision of the company’s system and federal government relations, system regulatory affairs, external and internal communications, and corporate contribution functions. He serves as a member of the Office of the Chief Executive. Prior to joining Entergy, Hébert was chairman of the Federal Energy Regulatory Commission. During Hébert’s four years of service as a member and later chairman, FERC was active in the restructuring of the electric utility and natural gas pipeline industries to promote competition.

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MARK SAVOFF – EXECUTIVE VICE PRESIDENT, OPERATIONS

Mark Savoff was named executive vice president, operations in December 2003. He is responsible for fossil plant operations, transmission and distribution operations, system environmental and safety, system planning, compliance and performance management. Prior to joining Entergy, Savoff was vice president and corporate officer at GE Power Systems, Nuclear Energy. Savoff’s career at GE spanned 25 years and included numerous leadership positions. Before assuming his role as vice president, Nuclear Energy, he was General Manager of GE’s global nuclear fuel business and led the turnaround of GE’s global nuclear services business. He also served as President, Reuter-Stokes, a GE subsidiary that supplies turbine monitoring equipment, radiation detector components, harsh environment sensors, and sensors for monitoring nuclear power plant output.

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KYLE VANN – CHIEF EXECUTIVE OFFICER, ENTERGY-KOCH, LP

Kyle Vann has served as Chief Executive Officer of Entergy-Koch, LP since its creation in February 2001. Previous to Entergy-Koch’s formation, he served as the senior vice president and managing director of Koch Energy, Inc. In this position, Vann participated in a broad range of business development and helped direct the company’s joint venture with Entergy. During his more than twenty years with Koch Industries, he had numerous assignments. He served as manager of oil field projects; manager of KII projects and economics; executive vice president of products marketing for Koch Refining Company; director of Koch Management Center; executive vice president of Koch Refining and Chemical Group; president of Koch Supply and Trading and senior vice president crude oil and energy services.

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MICHAEL KANSLER – PRESIDENT, ENTERGY NUCLEAR NORTHEAST

Michael Kansler was named president of Entergy Nuclear Northeast in January 2003 and has served as chief operating officer of Entergy Nuclear Northeast since January 2000. He is responsible for all of Entergy’s nuclear plants in the Northeast region and all other nuclear plants that the company may purchase or operate outside its traditional electric service territory. Kansler joined Entergy in 1998 as vice president of operations support, overseeing consolidated support functions for all five of Entergy’s nuclear power units. Prior to joining Entergy, Kansler spent more than 20 years at Virginia Power (now Dominion Resources). During his last two years with Virginia Power, he was vice president of its nuclear program and was responsible for the operation of Surry and North Anna, its twin-unit nuclear power stations.

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JOHN MCGAHA – PRESIDENT, ENTERGY NUCLEAR SOUTH

John McGaha was named president of Entergy Nuclear South in March 2000. He is responsible for Entergy’s five nuclear units in its retail electric service area. McGaha has more than 25 years of experience with Entergy’s nuclear program, starting his Entergy career in 1978 at the Waterford 3 plant, where he advanced to the position of general manager of plant operations. Since 1991, he has held numerous management positions, including vice president of operations support for Entergy Nuclear South, vice president of River Bend Station, and executive vice president and chief operating officer of Entergy Nuclear South. Prior to joining Entergy, McGaha was an electrical design engineer for Brown & Root, Inc. for three years, and he served in the U.S. Navy nuclear submarine program for five years. In 1994 he retired from the U.S. Naval Reserve with the rank of captain.

UTILITY OPERATING COMPANY PRESIDENTS

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RENAE CONLEY – PRESIDENT & CEO, ENTERGY LOUISIANA AND ENTERGY GULF STATES – LOUISIANA

Renae Conley was named president and CEO of Entergy Louisiana and Entergy Gulf States – Louisiana in mid-2000. She is responsible for the Louisiana utilities’ electric and gas distribution operations, customer service, economic development, regulatory and governmental affairs. Prior to joining Entergy in 1999 as vice president of investor relations, Conley was president of The Cincinnati Gas & Electric Company, a subsidiary of Cinergy Corp. Renae also served as president and CEO of Cadence, a joint venture of Cinergy and other utilities that provides energy management services. At Cinergy, Renae was also general manager of corporate communications and investor relations.

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JOE DOMINO – PRESIDENT & CEO, ENTERGY GULF STATES – TEXAS

Joe Domino was named president and CEO of Entergy Texas in 1998. He is responsible for Entergy Texas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to being named president, he served as director of Entergy’s distribution operations in Texas and Southwest Louisiana. Domino joined Gulf States Utilities in 1970 as a planning engineer and was appointed director of Southern Region fossil plants in 1994.

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HUGH MCDONALD – PRESIDENT & CEO, ENTERGY ARKANSAS

Hugh McDonald was named president and CEO of Entergy Arkansas in spring 2000. He is responsible for Entergy Arkansas’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Prior to becoming Entergy Arkansas’ president, he led Entergy’s Retail Operations. McDonald joined Entergy in 1982 at the Waterford 3 nuclear plant. In 1989, he became executive assistant to the chairman of Entergy Louisiana/Entergy New Orleans and then led Entergy Louisiana’s Total Quality initiative until 1993.

During Entergy’s merger with Gulf States Utilities, Hugh served as the special projects director for the functional integration of the transmission, distribution, and customer service organizations. McDonald has also held the positions of division manager for Entergy Mississippi and director of regulatory affairs, Entergy Gulf States - Texas.

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DAN PACKER – PRESIDENT & CEO, ENTERGY NEW ORLEANS

Dan Packer was named president of Entergy New Orleans in 1996 and CEO in 1998. He is responsible for Entergy New Orleans’ electric distribution system, customer service, economic development, regulatory and governmental affairs. Packer joined Entergy in 1982 as training manager at the Waterford 3 nuclear plant and later served as Waterford’s plant manager - the first African American in the United States to manage a nuclear plant. Prior to joining Entergy, Packer was a senior engineer with General Physics Corporation, worked for six years as training coordinator with Connecticut Yankee Atomic Power Company, and served in the U.S. Nuclear Navy Program from 1969 to 1975.

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CAROLYN SHANKS – PRESIDENT & CEO, ENTERGY MISSISSIPPI

Carolyn Shanks was named President and CEO of Entergy Mississippi in July 1999. She is responsible for Entergy Mississippi’s electric distribution system, customer service, economic development, regulatory and governmental affairs. Shanks joined Entergy in 1983 as an accountant with Entergy Mississippi and later transferred to System Energy Resources, Inc., the subsidiary responsible for the operations of Grand Gulf Nuclear Station. In 1994, she was named director of business services for Entergy Operations, Inc., the subsidiary that manages Entergy’s five nuclear power plants in its retail electric service area. Carolyn became vice president - finance and administration of Entergy Nuclear in February 1997.

CONSOLIDATED SELECTED DATA

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA

	2003	2002	2001	2000	1999
	(In millions, except percentages and per share amounts)
Operating Revenues	$9,195	$8,305	$9,621	$10,022	$8,766
As-Reported Earnings Applicable to Common Stock	$927	$599	$726	$679	$552
As-Reported Earnings Per Share - Diluted	$4.01	$2.64	$3.23	$2.97	$2.25
Less Special Items(a) Per Share	$(0.24)	$(1.17)	$—	$(0.15)	$0.08
Operational Earnings Per Share - Diluted	$4.25	$3.81	$3.23	$3.12	$2.17
Weather Impact - Earnings Per Share	$(0.05)	$(0.01)	$(0.01)	$0.32	$0.09
Shares of Common Stock Outstanding:
End of Year	228.9	222.4	220.7	219.6	239.0
Weighted Average - Diluted	231.1	227.3	224.7	228.5	245.3
Net Cash Flow Provided by Operating Activities	$2,006	$2,182	$2,216	$1,968	$1,389
Year-End Closing Market Price of Common Stock	$57.13	$45.59	$39.11	$42.31	$25.75
Book Value Per Share at End of Year	$38.02	$35.24	$33.78	$31.89	$29.78
Market Value of Equity	$13,077	$10,140	$8,633	$9,292	$6,155
Price to Earnings Ratio - As-Reported	14.25	17.29	12.10	14.24	11.43
Common Dividends Paid Per Share	$1.60	$1.34	$1.28	$1.22	$1.20
Common Dividend Payout Ratio	40%	51%	39%	41%	53%
Return on Average Common Equity - As-Reported	11.2%	7.8%	10.0%	9.6%	7.8%
Return on Average Common Equity - Operational	11.9%	11.3%	10.0%	10.1%	7.5%
Return on Average Invested Capital - As-Reported	7.4%	5.8%	7.2%	6.6%	6.1%
Return on Average Invested Capital - Operational	7.7%	7.4%	7.2%	6.8%	5.9%
Net Margin - As-Reported	10.1%	7.2%	7.6%	6.8%	6.3%
Net Margin - Operational	10.7%	10.4%	7.5%	7.1%	6.1%
Revolver Capacity	$1,553	$1,018	$1,210	$113	$130
Total Gross Liquidity	$2,245	$2,353	$1,962	$1,495	$1,344
Total Debt	$8,182	$8,810	$8,442	$8,068	$6,605
Off-balance Sheet Liabilities
Project Debt	$—	$—	$265	$—	$—
Debt of Joint Ventures - Entergy’s Share	$387	$409	$347	$51	$—
Leases - Entergy’s Share	$501	$395	$343	$438	$418

Total Off-balance Sheet Liabilities	$888	$804	$955	$489	$418
Net Debt to Net Capital Ratio	45.3%	47.7%	51.0%	51.2%	45.1%
Net Debt Ratio Including Off-balance Sheet Liabilities	48.1%	50.3%	53.8%	52.8%	46.7%

(a)	Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations.

GENERATING CAPACITY (MW)

	Entergy Arkansas	Entergy Gulf States	Entergy Louisiana	Entergy Mississippi	Entergy New Orleans	System Energy	Entergy Nuclear	Energy Commodity Services(b)	Total
Gas/Oil	1,717	5,189	4,486	2,716	990	—	—	1,442	16,540
Coal	1,209	627	—	420	—	—	—	231	2,487

Total Fossil	2,926	5,816	4,486	3,136	990	—	—	1,673	19,027

Nuclear	1,694	966	1,075	—	—	1,086	4,001	—	8,822
Other(a)	70	—	—	—	—	—	—	79	149

Total	4,690	6,782	5,561	3,136	990	1,086	4,001	1,752	27,998

(a)	Other includes Hydro and Wind.

(b)	Excludes gas-fired power plant sold in January 2004.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS

	2003					2002					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
AS-REPORTED
Utility	0.47	0.53	1.17	(0.14)	2.03	0.45	0.85	1.07	0.19	2.57	(0.54)
Parent & Other	(0.01)	(0.04)	(0.01)	(0.03)	(0.10)	(0.03)	(0.02)	(0.02)	(0.11)	(0.17)	0.07

Competitive Businesses
Entergy Nuclear	0.86	0.19	0.25	(0.01)	1.30	0.18	0.24	0.32	0.15	0.88	0.42
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	(0.01)	(0.02)	(0.07)	(0.10)	(1.17)	(0.07)	0.07	(0.05)	(1.22)	1.12
Entergy-Koch Trading	0.37	0.19	0.17	0.07	0.80	0.14	0.03	0.12	0.07	0.36	0.44
Gulf South Pipeline	0.04	0.03	0.01	0.01	0.08	0.08	0.03	0.03	0.08	0.22	(0.14)

Total Energy Commodity Services	0.41	0.21	0.16	0.01	0.78	(0.95)	(0.01)	0.22	0.10	(0.64)	1.42

Total Competitive Businesses	1.27	0.40	0.41	—	2.08	(0.77)	0.23	0.54	0.25	0.24	1.84

Consolidated As-Reported Earnings	1.73	0.89	1.57	(0.17)	4.01	(0.35)	1.06	1.59	0.33	2.64	1.37
LESS SPECIAL ITEMS
Utility	(0.09)	(0.28)	—	(0.30)	(0.68)	—	—	—	—	—	(0.68)
Parent & Other	—	—	—	—	(0.01)	—	—	—	—	—	(0.01)

Competitive Businesses
Entergy Nuclear	0.70	—	—	(0.25)	0.45	—	—	—	—	—	0.45
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	—	—	—	—	(1.15)	(0.11)	0.09	(0.01)	(1.17)	1.17
Entergy-Koch Trading	—	—	—	—	—	—	—	—	—	—	—
Gulf South Pipeline	—	—	—	—	—	—	—	—	—	—	—

Total Energy Commodity Services	—	—	—	—	—	(1.15)	(0.11)	0.09	(0.01)	(1.17)	1.17

Total Competitive Businesses	0.70	—	—	(0.25)	0.45	(1.15)	(0.11)	0.09	(0.01)	(1.17)	1.62

Total Special Items	0.61	(0.28)	—	(0.55)	(0.24)	(1.15)	(0.11)	0.09	(0.01)	(1.17)	0.93
OPERATIONAL
Utility	0.56	0.81	1.17	0.16	2.71	0.45	0.85	1.07	0.19	2.57	0.14
Parent & Other	(0.01)	(0.04)	(0.01)	(0.03)	(0.09)	(0.03)	(0.02)	(0.02)	(0.11)	(0.17)	0.08

Competitive Businesses
Entergy Nuclear	0.16	0.19	0.25	0.24	0.85	0.18	0.24	0.32	0.15	0.88	(0.03)
Energy Commodity Services
Non-Nuclear Wholesale Assets	—	(0.01)	(0.02)	(0.07)	(0.10)	(0.02)	0.04	(0.02)	(0.04)	(0.05)	(0.05)
Entergy-Koch Trading	0.37	0.19	0.17	0.07	0.80	0.14	0.03	0.12	0.07	0.36	0.44
Gulf South Pipeline	0.04	0.03	0.01	0.01	0.08	0.08	0.03	0.03	0.08	0.22	(0.14)

Total Energy Commodity Services	0.41	0.21	0.16	0.01	0.78	0.20	0.10	0.13	0.11	0.53	0.25

Total Competitive Businesses	0.57	0.40	0.41	0.25	1.63	0.38	0.34	0.45	0.26	1.41	0.22

Consolidated Operational Earnings	1.12	1.17	1.57	0.38	4.25	0.80	1.17	1.50	0.34	3.81	0.44
Weather Impact	0.02	(0.03)	(0.01)	(0.03)	(0.05)	0.03	—	(0.04)	—	(0.01)	(0.04)

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2003					2002					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($/share)
UTILITY SPECIAL ITEMS
River Bend loss provision	—	(0.28)	—	—	(0.29)	—	—	—	—	—	(0.29)
SFAS 143 implementation	(0.09)	—	—	—	(0.09)	—	—	—	—	—	(0.09)
Voluntary severance plan	—	—	—	(0.30)	(0.30)	—	—	—	—	—	(0.30)

Total	(0.09)	(0.28)	—	(0.30)	(0.68)	—	—	—	—	—	(0.68)

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan	—	—	—	—	(0.01)	—	—	—	—	—	(0.01)

Total	—	—	—	—	(0.01)	—	—	—	—	—	(0.01)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	0.70	—	—	(0.03)	0.67	—	—	—	—	—	0.67
Voluntary severance plan	—	—	—	(0.22)	(0.22)	—	—	—	—	—	(0.22)
Energy Commodity Services
Gain (loss) on disposition of assets	—	—	—	—	—	—	—	0.09	0.14	0.23	(0.23)
Asset and contract impairments	—	—	—	—	—	(0.44)	(0.04)	—	(0.15)	(0.62)	0.62
Turbine commitment	—	—	—	—	—	(0.62)	0.10	—	—	(0.52)	0.52
Development costs	—	—	—	—	—	(0.09)	—	—	—	(0.09)	0.09
Restructuring costs	—	—	—	—	—	—	(0.17)	—	—	(0.17)	0.17

Total	0.70	—	—	(0.25)	0.45	(1.15)	(0.11)	0.09	(0.01)	(1.17)	1.62

TOTAL SPECIAL ITEMS	0.61	(0.28)	—	(0.55)	(0.24)	(1.15)	(0.11)	0.09	(0.01)	(1.17)	0.93

	2003					2002					YTD Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	($ millions)
UTILITY SPECIAL ITEMS
River Bend loss provision	—	(65.6)	—	—	(65.6)	—	—	—	—	—	(65.6)
SFAS 143 implementation	(21.3)	—	—	—	(21.3)	—	—	—	—	—	(21.3)
Voluntary severance plan	—	—	—	(70.1)	(70.1)	—	—	—	—	—	(70.1)

Total	(21.3)	(65.6)	—	(70.1)	(157.0)	—	—	—	—	—	(157.0)

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan	—	—	—	(0.9)	(0.9)	—	—	—	—	—	(0.9)

Total	—	—	—	(0.9)	(0.9)	—	—	—	—	—	(0.9)

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	160.3	—	—	(5.8)	154.4	—	—	—	—	—	154.4
Voluntary severance plan	—	—	—	(51.8)	(51.8)	—	—	—	—	—	(51.8)
Energy Commodity Services
Gain (loss) on disposition of assets	—	0.7	—	—	0.7	—	—	20.9	31.4	52.3	(51.6)
Asset and contract impairments	—	—	—	—	—	(99.1)	(9.8)	—	(33.0)	(141.9)	141.9
Turbine commitment	—	—	—	—	—	(140.5)	23.4	—	—	(117.2)	117.2
Development costs	—	—	—	—	—	(21.3)	—	—	—	(21.3)	21.3
Restructuring costs	—	—	—	—	—	—	(39.0)	—	—	(39.0)	39.0

Total	160.3	0.7	—	(57.6)	103.3	(260.9)	(25.4)	20.9	(1.6)	(267.1)	370.4

TOTAL SPECIAL ITEMS	139.0	(64.9)	—	(128.6)	(54.6)	(260.9)	(25.4)	20.9	(1.6)	(267.1)	212.5

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS

	2003	2002	2001	2000	1999
	($/share)
AS-REPORTED
Utility	2.03	2.57	2.45	2.56	2.08
Parent & Other	(0.10)	(0.17)	(0.26)	(0.05)	(0.19)

Competitive Businesses
Entergy Nuclear	1.30	0.88	0.57	0.22	0.06
Energy Commodity Services:
Non-nuclear wholesale assets	(0.10)	(1.22)	—	0.24	0.30
Entergy-Koch Trading	0.80	0.36	0.34	—	—
Gulf South Pipeline	0.08	0.22	0.13	—	—

Total Energy Commodity Services	0.78	(0.64)	0.47	0.24	0.30

Total Competitive Businesses	2.08	0.24	1.04	0.46	0.36

Consolidated As-Reported Earnings	4.01	2.64	3.23	2.97	2.25
LESS SPECIAL ITEMS
Utility	(0.68)	—	(0.01)	(0.09)	(0.18)
Parent & Other	(0.01)	—	(0.08)	(0.12)	—

Competitive Businesses
Entergy Nuclear	0.45	—	—	—	—
Energy Commodity Services:
Non-nuclear wholesale assets	—	(1.17)	0.09	0.06	0.26
Entergy-Koch Trading	—	—	—	—	—
Gulf South Pipeline	—	—	—	—	—

Total Energy Commodity Services	—	(1.17)	0.09	0.06	0.26

Total Competitive Businesses	0.45	(1.17)	0.09	0.06	0.26

Total Special Items	(0.24)	(1.17)	—	(0.15)	0.08
OPERATIONAL
Utility	2.71	2.57	2.46	2.65	2.26
Parent & Other	(0.09)	(0.17)	(0.18)	0.07	(0.19)

Competitive Businesses
Entergy Nuclear	0.85	0.88	0.57	0.22	0.06
Energy Commodity Services:
Non-nuclear wholesale assets	(0.10)	(0.05)	(0.09)	0.18	0.04
Entergy-Koch Trading	0.80	0.36	0.34	—	—
Gulf South Pipeline	0.08	0.22	0.13	—	—

Total Energy Commodity Services	0.78	0.53	0.38	0.18	0.04

Total Competitive Businesses	1.63	1.41	0.95	0.40	0.10

Consolidated Operational Earnings	4.25	3.81	3.23	3.12	2.17

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2003	2002	2001	2000	1999
	($/share)
UTILITY SPECIAL ITEMS
River Bend loss provision	(0.29)	—	—	—	—
SFAS 143 implementation	(0.09)	—	—	—	—
Voluntary severance plan	(0.30)	—	—	—	—
Merger expenses	—	—	(0.01)	—	—
Regulatory and reserve adjustments	—	—	—	(0.09)	(0.27)
Change in unbilled revenue estimate	—	—	—	—	0.13
Depreciation adjustment	—	—	—	—	0.04
SERI refund adjustments	—	—	—	—	(0.08)

Total	(0.68)	—	(0.01)	(0.09)	(0.18)

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan	(0.01)	—	—	—	—
Merger expenses	—	—	(0.05)	—	—
Write-down of MyHomeKey investment	—	—	(0.03)	—	—
Write-down of Latin American assets	—	—	—	(0.12)	—

Total	(0.01)	—	(0.08)	(0.12)	—

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	0.67	—	—	—	—
Voluntary severance plan	(0.22)	—	—	—	—
Energy Commodity Services
Gain (loss) on disposition of assets	—	0.23	0.01	0.06	0.27
Asset and contract impairments	—	(0.62)	—	—	—
Turbine commitment	—	(0.52)	—	—	—
Development costs	—	(0.09)	—	—	—
Restructuring costs	—	(0.17)	(0.02)	—	—
Damhead Creek mark to market gas contract	—	—	0.10	—	—
Write-off of start-up costs per new acct standard	—	—	—	—	(0.01)

Total	0.45	(1.17)	0.09	0.06	0.26

TOTAL SPECIAL ITEMS	(0.24)	(1.17)	—	(0.15)	0.08

	2003	2002	2001	2000	1999
	($ millions)
UTILITY SPECIAL ITEMS
River Bend loss provision	(65.6)	—	—	—	—
SFAS 143 implementation	(21.3)	—	—	—	—
Voluntary severance plan	(70.1)	—	—	—	—
Merger expenses	—	—	(2.4)	—	—
Regulatory and reserve adjustments	—	—	—	(21.5)	(65.0)
Change in unbilled revenue estimate	—	—	—	—	31.8
Depreciation adjustment	—	—	—	—	10.9
SERI refund adjustments	—	—	—	—	(19.9)

Total	(157.0)	—	(2.4)	(21.5)	(42.2)

PARENT & OTHER SPECIAL ITEMS
Voluntary severance plan	(0.9)	—	—	—	—
Merger expenses	—	—	(11.7)	—	—
Write-down of MyHomeKey investment	—	—	(6.8)	—	—
Write-down of Latin American assets	—	—	—	(27.6)	—

Total	(0.9)	—	(18.5)	(27.6)	—

COMPETITIVE BUSINESSES SPECIAL ITEMS
Entergy Nuclear
SFAS 143 implementation	154.4	—	—	—	—
Voluntary severance plan	(51.8)	—	—	—	—
Energy Commodity Services	—	—	—	—	—
Gain (loss) on disposition of assets	0.7	52.3	1.4	13.2	68.1
Asset and contract impairments	—	(141.9)	—	—	—
Turbine commitment	—	(117.2)	—	—	—
Development costs	—	(21.3)	—	—	—
Restructuring costs	—	(39.0)	(3.5)	—	—
Damhead Creek mark to market gas contract	—	—	23.5	—	—
Write-off of start-up costs per new acct standard	—	—	—	—	(3.3)

Total	103.3	(267.1)	21.4	13.2	64.8

TOTAL SPECIAL ITEMS	(54.6)	(267.1)	0.5	(35.7)	22.6

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME

	2003	2002	2001	2000	1999
	In thousands, except share data, for the years ended December 31,
OPERATING REVENUES:
Domestic electric	$7,397,175	$6,646,414	$7,244,827	$7,219,686	$6,287,266
Natural gas	186,176	125,353	185,902	165,872	110,355
Competitive businesses	1,611,569	1,533,268	2,190,170	2,636,571	2,368,014

Total	9,194,920	8,305,035	9,620,899	10,022,129	8,765,635

OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,987,217	2,154,596	3,681,677	2,645,835	2,082,875
Purchased power	1,697,959	832,334	1,021,432	2,662,881	2,442,484
Nuclear refueling outage expenses	159,995	105,592	89,145	70,511	76,057
Provision for turbine commitments, asset impairments, and restructuring charges	(7,743)	428,456	—	—	—
Other operation and maintenance	2,484,436	2,488,112	2,151,742	1,943,814	1,705,545
Decommissioning	146,100	76,417	28,586	58,634	52,799
Taxes other than income taxes	405,659	380,462	399,849	370,344	339,284
Depreciation and amortization	850,503	839,181	721,033	746,125	698,881
Other regulatory credits – net	(13,761)	(141,836)	(20,510)	34,073	130,460

Total	7,710,365	7,163,314	8,072,954	8,532,217	7,528,385

OPERATING INCOME	1,484,555	1,141,721	1,547,945	1,489,912	1,237,250

OTHER INCOME:
Allowance for equity funds used during construction	42,710	31,658	26,209	32,022	29,291
Interest and dividend income	87,386	118,325	159,805	163,050	143,601
Equity in earnings of unconsolidated equity affiliates	271,647	183,878	162,882	13,715	7,593
Miscellaneous – net	(76,505)	13,892	457	29,417	82,748

Total	325,238	347,753	349,353	238,204	263,233

INTEREST AND OTHER CHARGES:
Interest on long-term debt	485,964	526,442	563,758	495,909	495,715
Other interest – net	53,553	70,560	172,241	66,485	75,660
Allowance for borrowed funds used during construction	(33,191)	(24,538)	(21,419)	(24,114)	(22,585)

Total	506,326	572,464	714,580	538,280	548,790

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	1,303,467	917,010	1,182,718	1,189,836	951,693
Income taxes	490,074	293,938	455,693	478,921	356,667

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	813,393	623,072	727,025	710,915	595,026

CUMULATIVE EFFECT OF ACCOUNTING CHANGES (NET OF INCOME TAXES OF $89,925 IN 2003 AND $10,064 IN 2001)	137,074	—	23,482	—	—
CONSOLIDATED NET INCOME	950,467	623,072	750,507	710,915	595,026
Preferred dividend requirements and other	23,524	23,712	24,311	31,621	42,567

EARNINGS APPLICABLE TO COMMON STOCK	$926,943	$599,360	$726,196	$679,294	$552,459

Earnings per average common share before cumulative effect of accounting changes:
Basic	$3.48	$2.69	$3.18	$3.00	$2.25
Diluted	$3.42	$2.64	$3.13	$2.97	$2.25
Earnings per average common share:
Basic	$4.09	$2.69	$3.29	$3.00	$2.25
Diluted	$4.01	$2.64	$3.23	$2.97	$2.25
Dividends declared per common share	$1.60	$1.34	$1.28	$1.22	$1.20
Average number of common shares outstanding:
Basic	226,804,370	223,047,431	220,944,270	226,580,449	245,127,460
Diluted	231,146,040	227,303,103	224,733,662	228,541,307	245,326,883

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2003 CONSOLIDATING INCOME STATEMENT (unaudited)

	Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, except share data, for the year ended December 31, 2003.
OPERATING REVENUES:
Domestic electric	$7,398,681	$—	$—	$(1,505)	$7,397,175
Natural gas	186,176	—	—	—	186,176
Competitive businesses	—	188,228	1,459,871	(36,530)	1,611,569

Total	7,584,857	188,228	1,459,871	(38,035)	9,194,920

OPERATING EXPENSES:
Operating and Maintenance:
Fuel, fuel related expenses, and gas purchased for resale	1,785,462	—	201,756	—	1,987,217
Purchased power	1,598,648	118,902	18,304	(37,896)	1,697,959
Nuclear refueling outage expenses	61,508	—	98,487	—	159,995
Provision for turbine commitments, asset impairments and restructuring charges	—	—	(7,743)	—	(7,743)
Other operation and maintenance	1,612,951	81,210	791,334	(1,059)	2,484,436
Decommissioning	92,523	—	53,577	—	146,100
Taxes other than income taxes	339,930	5,192	60,537	—	405,659
Depreciation and amortization	797,569	5,005	47,929	—	850,503
Other regulatory credits - net	(13,761)	—	—	—	(13,761)

Total	6,274,830	210,309	1,264,181	(38,955)	7,710,365

OPERATING INCOME (LOSS)	1,310,027	(22,081)	195,690	920	1,484,555

OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	42,710	—	—	—	42,710
Interest and dividend income	43,035	27,575	55,002	(38,226)	87,386
Equity in earnings of unconsolidated equity affiliates	(3)	—	271,650	—	271,647
Miscellaneous - net	(121,707)	1,440	44,681	(919)	(76,505)

Total	(35,965)	29,015	371,333	(39,145)	325,238

INTEREST AND OTHER CHARGES:
Interest on long-term debt	433,526	36,092	16,345	—	485,964
Other interest - net	18,776	39,695	33,308	(38,226)	53,553
Allowance for borrowed funds used during construction	(33,191)	—	—	—	(33,191)

Total	419,111	75,787	49,653	(38,226)	506,326

INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	854,951	(68,853)	517,370	—	1,303,467
Income taxes	341,044	(45,492)	194,522	—	490,074

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	513,907	(23,361)	322,848	—	813,393

CUMULATIVE EFFECT OF ACCOUNTING CHANGES (NET OF INCOME TAXES OF $89,925)	(21,333)	—	158,407	—	137,074

CONSOLIDATED NET INCOME (LOSS)	492,574	(23,361)	481,255	—	950,467
Preferred dividend requirements and other	23,524	—	—	—	23,524

EARNINGS (LOSS) APPLICABLE TO COMMON STOCK	$469,050	$(23,361)	$481,255	$—	$926,943

Earnings (Loss) per average common share:
Basic	$2.07	($0.10)	$2.12		$4.09
Diluted	$2.03	($0.10)	$2.08		$4.01
Average number of common shares outstanding:
Basic					226,804,370
Diluted					231,146,040

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2003	2002	2001	2000	1999
	In thousands, as of December 31,
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$115,112	$169,788	$129,866	$157,550	$108,198
Temporary cash investments - at cost, which approximates market	576,813	1,165,260	618,327	640,038	1,105,521
Special deposits	308	280	3,380	584,836	—

Total cash and cash equivalents	692,233	1,335,328	751,573	1,382,424	1,213,719

Other temporary investments	50,000	—	150,000	—	321,351
Notes receivable	1,730	2,078	2,137	3,608	2,161
Accounts receivable:
Customer	398,091	323,215	294,799	497,821	290,331
Allowance for doubtful accounts	(25,976)	(27,285)	(28,355)	(9,947)	(9,507)
Other	246,824	244,621	295,771	395,518	213,939
Accrued unbilled revenues	384,860	319,133	268,680	415,409	298,616

Total receivables	1,003,799	859,684	830,895	1,298,801	793,379

Deferred fuel costs	245,973	55,653	172,444	568,331	240,661
Accumulated deferred income taxes	—	—	6,488	—	—
Fuel inventory - at average cost	110,482	96,467	97,497	93,679	73,231
Materials and supplies - at average cost	548,921	525,900	460,644	425,357	392,403
Deferred nuclear refueling outage costs	138,836	163,646	79,755	46,544	58,119
Prepayments and other	127,270	166,827	205,097	139,271	108,961

Total	2,919,244	3,205,583	2,756,530	3,958,015	3,203,985

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	1,053,328	824,209	766,103	136,487	117,591
Decommissioning trust funds	2,278,533	2,069,198	1,775,950	1,315,857	1,246,023
Non-utility property - at cost (less accumulated depreciation)	262,384	297,294	295,616	262,952	317,165
Other	152,681	277,539	495,542	79,917	97,340

Total	3,746,926	3,468,240	3,333,211	1,795,213	1,778,119

PROPERTY, PLANT AND EQUIPMENT:
Electric	28,035,899	26,789,538	26,359,676	25,137,862	23,163,461
Property under capital lease	751,815	746,624	753,310	831,822	768,500
Natural gas	236,622	209,969	201,841	190,989	186,041
Construction work in progress	1,380,982	1,232,891	882,829	936,785	1,500,617
Nuclear fuel under capital lease	278,683	259,433	265,464	277,673	286,476
Nuclear fuel	234,421	263,609	232,387	157,603	87,693

Total, property, plant and equipment	30,918,422	29,502,064	28,695,507	27,532,734	25,992,788
Less - accumulated depreciation and amortization	12,619,625	11,837,061	11,805,578	11,477,352	10,898,661

Property, plant and equipment - net	18,298,797	17,665,003	16,889,929	16,055,382	15,094,127

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	830,539	844,105	946,126	980,266	1,068,006
Other regulatory assets	1,425,145	973,185	873,985	1,071,803	853,082
Long-term receivables	20,886	24,703	28,083	29,575	32,260
Goodwill	377,172	377,172	377,172	390,364	406,629
Other	935,501	946,375	705,275	1,171,278	533,732

Total	3,589,243	3,165,540	2,930,641	3,643,286	2,893,709

TOTAL ASSETS	$28,554,210	$27,504,366	$25,910,311	$25,451,896	$22,969,940

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS

	2003	2002	2001	2000	1999
	In thousands, as of December 31,
LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES:
Currently maturing long-term debt	$524,372	$1,191,320	$682,771	$464,215	$194,555
Notes payable	351	351	351,018	388,023	120,715
Accounts payable	796,572	855,446	592,529	1,204,227	707,678
Customer deposits	199,620	198,442	188,230	172,169	161,909
Taxes accrued	224,926	385,315	550,133	451,811	445,677
Accumulated deferred income taxes	22,963	26,468	—	225,649	72,640
Nuclear refueling outage costs	8,238	14,244	2,080	10,209	11,216
Interest accrued	139,603	175,440	192,420	172,033	129,028
Obligations under capital leases	159,978	153,822	149,352	156,907	178,247
Other	205,600	171,341	396,616	192,908	125,749

Total	2,282,223	3,172,189	3,105,149	3,438,151	2,147,414

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,779,513	4,250,800	3,974,664	3,249,083	3,310,340
Accumulated deferred investment tax credits	420,248	447,925	471,090	494,315	519,910
Obligations under capital leases	153,898	155,943	181,085	201,873	205,464
Other regulatory liabilities	291,239	185,579	135,878	135,586	199,139
Decommissioning and retirement cost liabilities	2,242,312	2,115,744	1,194,333	749,708	703,453
Transition to competition	79,098	79,098	231,512	191,934	157,034
Regulatory reserves	69,528	56,438	37,591	396,789	378,307
Accumulated provisions	506,960	389,868	425,399	390,116	279,425
Long-term debt	7,322,940	7,308,649	7,536,028	7,947,093	6,827,583
Preferred stock with sinking fund	20,852	—	—	—	—
Preference stock	—	—	—	—	150,000
Other	1,347,404	1,145,232	801,040	853,137	564,364

Total	17,233,992	16,135,276	14,988,620	14,609,634	13,295,019

Preferred stock with sinking fund	—	24,327	26,185	65,758	69,650
Preferred stock without sinking fund	334,337	334,337	334,337	334,688	338,455
SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2003, 2002 and 2001; 248,094,614 in 2000 and 247,082,345 in 1999	2,482	2,482	2,482	2,481	2,471
Paid-in capital	4,767,615	4,666,753	4,662,704	4,660,483	4,636,163
Retained earnings	4,502,508	3,938,693	3,638,448	3,190,639	2,786,467
Accumulated other comprehensive loss	(7,795)	(22,360)	(88,794)	(75,033)	(73,805)
Less - treasury stock, at cost (19,276,445 shares in 2003; 25,752,410 in 2002; 27,441,384 in 2001; 28,490,031 in 2000 and 8,045,434 in 1999)	561,152	747,331	758,820	774,905	231,894

Total	8,703,658	7,838,237	7,456,020	7,003,665	7,119,402

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$28,554,210	$27,504,366	$25,910,311	$25,451,896	$22,969,940

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2003 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2003.
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$92,329	$5,591	$17,191	$—	$115,112
Temporary cash investments - at cost, which approximates market	308,465	96,431	171,916	—	576,813
Special deposits	—	312	(4)	—	308

Total cash and cash equivalents	400,794	102,334	189,103	—	692,233

Other temporary investments	39,672	10,328	—	—	50,000
Notes receivable	15	514,565	379,275	(892,125)	1,730
Accounts receivable:
Customer	382,550	15,541	—	—	398,091
Allowance for doubtful accounts	(22,843)	(2,633)	(500)	—	(25,976)
Associated companies	707	92,722	(33,248)	(60,181)	—
Other	105,498	3,230	138,097	—	246,824
Accrued unbilled revenues	369,660	15,201	—	—	384,860

Total receivables	835,572	124,061	104,349	(60,181)	1,003,799

Deferred fuel costs	245,973	—	—	—	245,973
Accumulated deferred income taxes	16,310	106	—	(16,416)	—
Fuel inventory - at average cost	108,542	—	1,922	18	110,482
Materials and supplies - at average cost	343,601	64	205,256	—	548,921
Deferred nuclear refueling outage costs	41,998	—	96,838	—	138,836
Prepayments and other	84,783	10,260	32,226	—	127,270

Total	2,117,260	761,718	1,008,969	(968,704)	2,919,244

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	211	9,777,153	1,081,462	(9,805,497)	1,053,328
Decommissioning trust funds	953,314	—	1,325,219	—	2,278,533
Non-utility property - at cost (less accumulated depreciation)	169,152	92,853	380	—	262,384
Other	28,861	67,465	56,355	—	152,681

Total	1,151,538	9,937,471	2,463,416	(9,805,497)	3,746,926

PROPERTY, PLANT, AND EQUIPMENT:
Electric	26,422,327	16,507	1,597,065	—	28,035,899
Property under capital lease	751,815	—	—	—	751,815
Natural gas	236,191	432	—	—	236,622
Construction work in progress	953,524	29,002	402,405	(3,949)	1,380,982
Nuclear fuel under capital lease	278,683	—	—	—	278,683
Nuclear fuel	18,911	—	215,511	—	234,421

Total property, plant and equipment	28,661,451	45,941	2,214,981	(3,949)	30,918,422
Less - accumulated depreciation and amortization	12,418,676	6,396	194,553	—	12,619,625

Property, plant and equipment - net	16,242,775	39,545	2,020,428	(3,949)	18,298,797

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	830,539	—	—	—	830,539
Other regulatory assets	1,425,145	—	—	—	1,425,145
Long-term receivables	20,886	—	—	—	20,886
Goodwill	374,099	—	3,073	—	377,172
Other	266,894	562,667	752,814	(646,874)	935,501

Total	2,917,563	562,667	755,887	(646,874)	3,589,243

TOTAL ASSETS	$22,429,136	$11,301,401	$6,248,700	$(11,425,024)	$28,554,210

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

2003 CONSOLIDATING BALANCE SHEET (unaudited)

	Utility	Parent & Other	Competitive Businesses	Eliminations	Consolidated
	In thousands, as of December 31, 2003.
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$450,157	$—	$74,215	$—	$524,372
Notes payable:
Associated companies	—	402,765	489,101	(891,865)	—
Other	47	—	304	—	351
Accounts payable:
Associated companies	18,327	66,011	(33,775)	(50,562)	—
Other	643,419	27,421	125,732	—	796,572
Customer deposits	198,486	970	164	—	199,620
Taxes accrued	4,567	227,945	(7,586)	—	224,926
Accumulated deferred income taxes	—	—	39,379	(16,417)	22,963
Nuclear refueling outage costs	8,238	—	—	—	8,238
Interest accrued	128,229	8,912	2,462	—	139,603
Obligations under capital leases	159,978	—	—	—	159,978
Other	60,159	3,995	151,607	(10,160)	205,600

Total	1,671,607	738,019	841,603	(969,004)	2,282,223

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,795,804	(16,057)	(234)	—	4,779,513
Accumulated deferred investment tax credits	420,248	—	—	—	420,248
Obligations under capital leases	153,897	—	1	—	153,898
Other regulatory liabilities	291,239	—	—	—	291,239
Decommissioning and retirement cost liabilities	1,530,909	—	711,403	—	2,242,312
Transition to competition	79,098	—	—	—	79,098
Regulatory reserves	69,528	—	—	—	69,528
Accumulated provisions	352,904	1,671	152,386	—	506,960
Long-term debt	5,982,252	949,737	519,572	(128,622)	7,322,940
Preferred stock with sinking fund	20,852	—	—	—	20,852
Other	1,278,414	163,369	460,059	(554,439)	1,347,404

Total	14,975,145	1,098,720	1,843,187	(683,061)	17,233,992

Preferred stock without sinking fund	334,337	—	532	(532)	334,337

SHAREHOLDERS’ EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares; issued 248,174,087 shares in 2003	2,225,870	(9,128)	1,451,699	(3,665,959)	2,482
Paid-in capital	1,784,122	5,862,825	1,406,453	(4,285,784)	4,767,615
Retained earnings	1,546,755	4,173,127	767,252	(1,984,626)	4,502,508
Accumulated other comprehensive income (loss)	11,300	(1,010)	(18,710)	626	(7,795)
Less - treasury stock, at cost (19,276,445 shares in 2003)	120,000	561,152	43,316	(163,316)	561,152

Total	5,448,047	9,464,662	3,563,378	(9,772,427)	8,703,658

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$22,429,136	$11,301,401	$6,248,700	$(11,425,024)	$28,554,210

Totals may not foot due to rounding.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2003	2002	2001	2000	1999
	In thousands, for the years ended December 31,
OPERATING ACTIVITIES
Consolidated net income	$950,467	$623,072	$750,507	$710,915	$595,026
Noncash items included in net income:
Reserve for regulatory adjustments	13,090	18,848	(359,199)	18,482	10,531
Other regulatory credits - net	(13,761)	(141,836)	(20,510)	34,073	130,460
Depreciation, amortization, and decommissioning	996,603	915,597	749,619	785,609	744,869
Deferred income taxes and investment tax credits	1,189,531	(256,664)	87,752	124,457	(189,465)
Allowance for equity funds used during construction	(42,710)	(31,658)	(26,209)	(32,022)	(29,291)
Cumulative effect of accounting changes	(137,074)	—	(23,482)	—	—
Equity in undistributed earnings of unconsolidated equity affiliates	(176,036)	(181,878)	(150,799)	(13,715)	(7,593)
Provision for turbine commitments, asset impairments, and restructuring charges	(7,743)	428,456	—	—	—
Changes in working capital:
Receivables	(140,612)	(43,957)	302,230	(437,146)	9,246
Fuel inventory	(14,015)	1,030	(3,419)	(20,447)	(1,359)
Accounts payable	(60,164)	286,230	(415,160)	543,606	35,233
Taxes accrued	(828,539)	462,956	486,676	20,871	158,733
Interest accrued	(35,837)	7,209	17,287	45,789	(56,552)
Deferred fuel	(33,874)	156,181	495,007	(38,001)	10,583
Other working capital accounts	16,809	(286,232)	(39,978)	102,336	45,285
Provision for estimated losses and reserves	196,619	10,533	19,093	6,019	(59,464)
Changes in other regulatory assets	22,671	71,132	119,215	(66,903)	(36,379)
Other	110,395	142,684	226,918	183,924	29,161

Net cash flow provided by operating activities	2,005,820	2,181,703	2,215,548	1,967,847	1,389,024

INVESTING ACTIVITIES
Construction/capital expenditures	(1,568,943)	(1,530,301)	(1,380,417)	(1,493,717)	(1,195,750)
Allowance for equity funds used during construction	42,710	31,658	26,209	32,022	29,291
Nuclear fuel purchases	(224,308)	(250,309)	(130,670)	(121,127)	(137,649)
Proceeds from sale/leaseback of nuclear fuel	150,135	183,664	71,964	117,154	137,093
Proceeds from sale of assets and businesses	25,987	215,088	784,282	61,519	351,082
Investment in non-utility properties	(71,438)	(216,956)	(647,015)	(222,119)	(81,273)
Decrease (increase) in other investments	172,187	38,964	(631,975)	(15,943)	—
Changes in other temporary investments	(50,000)	150,000	(150,000)	321,351	635,005
Decommissioning trust contributions and realized change in trust assets	(91,518)	(84,914)	(95,571)	(63,805)	(61,766)
Other regulatory investments	(156,446)	(39,390)	(3,460)	(385,331)	(81,655)
Other	(11,496)	114,033	(68,067)	(44,016)	(42,258)

Net cash flow used in investing activities	(1,783,130)	(1,388,463)	(2,224,720)	(1,814,012)	(447,880)

FINANCING ACTIVITIES
Proceeds from the issuance of:
Long-term debt	2,221,164	1,197,330	682,402	904,522	1,113,370
Common stock and treasury stock	217,521	130,061	64,345	41,908	15,320
Retirement of long-term debt	(2,409,917)	(1,341,274)	(962,112)	(181,329)	(1,195,451)
Repurchase of common stock	(8,135)	(118,499)	(36,895)	(550,206)	(245,004)
Redemption of preferred stock	(3,450)	(1,858)	(39,574)	(157,658)	(98,597)
Changes in short-term borrowings - net	(499,975)	244,333	(37,004)	267,000	(165,506)
Dividends paid:
Common stock	(362,814)	(298,991)	(269,122)	(271,019)	(291,483)
Preferred stock	(23,524)	(23,712)	(24,044)	(32,400)	(43,621)

Net cash flow provided by (used in) financing activities	(869,130)	(212,610)	(622,004)	20,818	(910,972)

Effect of exchange rates on cash and cash equivalents	3,345	3,125	325	(5,948)	(948)

Net increase (decrease) in cash and cash equivalents	(643,095)	583,755	(630,851)	168,705	29,224
Cash and cash equivalents at beginning of period	1,335,328	751,573	1,382,424	1,213,719	1,184,495

Cash and cash equivalents at end of period	$692,233	$1,335,328	$751,573	$1,382,424	$1,213,719

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW

	2003	2002	2001	2000	1999
	In thousands, for the years ended December 31,
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest - net of amount capitalized	$552,017	$633,931	$708,748	$505,414	$601,739
Income taxes	$188,709	$57,856	$(113,466)	$345,361	$373,537
Noncash investing and financing activities:
Debt assumed by the Damhead Creek purchaser	—	$488,432	—	—	—
Decommissioning trust funds acquired in nuclear power plant acquisitions	—	$310,000	$430,000	—	$428,284
Long-term debt refunded with proceeds from long-term debt issued in prior period	—	$(47,000)	—	—	—
Proceeds from long-term debt issued for the purpose of refunding prior long-term debt	—	—	$47,000	—	—
Acquisition of Indian Point 3 and FitzPatrick:
Fair value of assets acquired	—	—	—	$917,667	—
Initial cash paid at closing	—	—	—	$50,000	—
Liabilities assumed and notes issued to seller	—	—	—	$867,667	—

CASH FLOW INFORMATION BY BUSINESS

	Utility	Entergy Nuclear	Energy Commodity Services	Consolidated (a)
	For the years ended December 31, 2003, 2002, 2001, 2000, and 1999.
	($ thousands)
2003
Net cash flow provided by (used in) operating activities	1,675,069	182,524	(111,291)	2,005,820
Net cash flow used in investing activities	(1,441,992)	(184,913)	(78,120)	(1,783,130)
Net cash flow provided by (used in) financing activities	(919,983)	(6,672)	166,165	(869,130)
2002
Net cash flow provided by (used in) operating activities	2,341,161	281,589	(3,714)	2,181,703
Net cash flow used in investing activities	(1,020,087)	(438,664)	(760)	(1,388,463)
Net cash flow provided by (used in) financing activities	(688,201)	176,162	(66,151)	(212,610)
2001
Net cash flow provided by (used in) operating activities	1,647,969	263,476	(127,938)	2,215,548
Net cash flow provided by (used in) investing activities	(1,243,715)	(1,061,820)	138,351	(2,224,720)
Net cash flow provided by (used in) financing activities	(303,520)	292,872	(148,501)	(622,004)
2000
Net cash flow provided by operating activities	1,705,370	92,286	64,292	1,967,847
Net cash flow used in investing activities	(1,501,142)	(65,547)	(547,024)	(1,814,012)
Net cash flow provided by financing activities	12,702	599,827	538,948	20,818
1999
Net cash flow provided by (used in) operating activities	1,509,575	18,400	(66,928)	1,389,024
Net cash flow used in investing activities	(878,692)	(89,975)	(477,926)	(447,880)
Net cash flow provided by (used in) financing activities	(1,058,499)	89,222	518,557	(910,972)

(a)	Includes Entergy Corporation (parent company), other business activity, and intercompany eliminations.

CONSOLIDATED FINANCIAL RESULTS

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS, COMPREHENSIVE INCOME, AND PAID-IN CAPITAL

	2003		2002		2001		2000		1999
	In thousands, for the years ended December 31,
RETAINED EARNINGS
Retained Earnings - Beginning of period	$3,938,693		$3,638,448		$3,190,639		$2,786,467		$2,526,888
Add: Earnings applicable to common stock	926,943	$926,943	599,360	$599,360	726,196	$726,196	679,294	$679,294	552,459	$552,459
Deduct:
Dividends declared on common stock	362,941		299,031		278,342		275,929		294,352
Capital stock and other expenses	187		84		45		(807)		(1,472)

Total	363,128		299,115		278,387		275,122		292,880

Retained Earnings - End of period	$4,502,508		$3,938,693		$3,638,448		$3,190,639		$2,786,467

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Net of taxes):
Balance at beginning of period:
Accumulated derivative instrument fair value changes	$17,313		$(17,973)		$—		$—		$—
Other accumulated comprehensive (loss) items	(39,673)		(70,821)		(75,033)		(73,805)		(46,739)

Total	(22,360)		(88,794)		(75,033)		(73,805)		(46,739)

Cumulative effect to January 1, 2001 of accounting change regarding fair value of derivative instruments	—		—		(18,021)		—		—
Net derivative instrument fair value changes arising during the period	(43,124)	(43,124)	35,286	35,286	48	48	—	—	—	—
Foreign currency translation adjustments	4,169	4,169	65,948	(15,487)	4,615	4,615	(5,216)	(5,216)	(22,043)	(22,043)
Minimum pension liability adjustment	1,153	1,153	(10,489)	(10,489)	—	—	—	—	—	—
Net unrealized investment gains (losses)	52,367	52,367	(24,311)	(24,311)	(403)	(403)	3,988	3,988	(5,023)	(5,023)

Balance at end of period:
Accumulated derivative instrument fair value changes	(25,811)		17,313		(17,973)		—		—
Other accumulated comprehensive income (loss) items	18,016		(39,673)		(70,821)		(75,033)		(73,805)

Total	$(7,795)		$(22,360)		$(88,794)		$(75,033)		$(73,805)

Comprehensive Income		$941,508		$584,359		$730,456		$678,066		$525,393

PAID-IN CAPITAL
Paid-in Capital - Beginning of period	$4,666,753		$4,662,704		$4,660,483		$4,636,163		$4,630,609
Add:
Common stock issuances related to stock plans	100,862		4,049		2,221		24,320		5,554

Paid-in Capital - End of period	$4,767,615		$4,666,753		$4,662,704		$4,660,483		$4,636,163

CONSOLIDATED FINANCIAL RESULTS

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2003					2002					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	(Trailing twelve months)
AS-REPORTED
Return on Average Invested Capital (%)	8.7	8.0	8.0	7.4	7.4	5.6	5.4	5.4	5.8	5.8	28
Return on Average Common Equity (%)	13.7	12.9	12.6	11.2	11.2	6.8	6.6	7.1	7.8	7.8	44
Net Margin (%)	12.7	11.9	11.6	10.1	10.1	5.6	5.9	6.6	7.2	7.2	40
Cash Flow Interest Coverage (# times)	4.4	4.5	4.3	5.1	5.1	4.5	4.8	5.5	4.9	4.9	4
Net Debt to Net Capital (%)	48.3	47.8	46.6	45.3	45.3	50.1	50.5	49.0	47.7	47.7	(5)
OPERATIONAL
Return on Average Invested Capital (%)	7.9	7.5	7.6	7.7	7.7	7.1	7.1	7.1	7.4	7.4	4
Return on Average Common Equity (%)	12.0	11.7	11.7	11.9	11.9	10.2	10.3	10.8	11.3	11.3	5
Net Margin (%)	11.1	10.8	10.8	10.7	10.7	8.4	9.1	10.0	10.4	10.4	3

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2003	2002	2001	2000	1999
	($ millions)
Utility	1,233	1,132	1,110	1,080	761
Entergy Nuclear	281	348	705	64	93
Energy Commodity Services	92	244	190	562	420
Other	34	24	22	9	3

Total	1,640	1,748	2,027	1,715	1,277

PLANNED CAPITAL EXPENDITURES

	2004	2005	2006
	($ millions)
Maintenance Capital:
Utility, Parent & Other	774	777	773
Entergy Nuclear	73	68	76
Energy Commodity Services	7	2	2

Total planned maintenance capital	854	847	851

Capital Commitments:
Utility, Parent & Other	601	295	112
Entergy Nuclear	123	—	—
Energy Commodity Services	73	—	—

Total planned capital commitments	797	295	112

Total planned capital expenditures	1,651	1,142	963

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT

	Maturity Date	As of December 31,
		2003	2002
		($ thousands)
Bank Credit Facility	(a)	—	535,000
Bank Term Loan, avg. rate 2.98%	2005	60,000	60,000
Bank Term Loan, avg. rate 3.08%	2008	35,000	—
6.17% Notes	March 2008	72,000	—
6.23% Notes	March 2008	15,000	—
6.13% Notes	September 2008	150,000	—
7.75% Notes	December 2009	267,000	267,000
6.58% Notes	May 2010	75,000	—
6.9% Notes	November 2010	140,000	—
7.06% Notes	March 2011	86,000	—

Total		900,000	862,000

(a)	Bank Credit Facility (borrowing capacity $1.45 billion) expires May 2004 with option to extend period to repay amount then outstanding for an additional 364-day term.

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS

	2003					2002					YTD % CHANGE
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
AS-REPORTED
Earnings Per Share ($)	0.47	0.53	1.17	(0.14)	2.03	0.45	0.85	1.07	0.19	2.57	(21)
Return on Average Invested Capital (%)*	7.1	6.2	6.6	5.9	5.9	7.0	7.1	7.0	6.9	6.9	(14)
Return on Average Common Equity (%)*	10.7	9.2	9.7	8.7	8.7	9.7	10.0	10.3	10.7	10.7	(19)
Net Debt to Net Capital (%)*	50.9	51.5	50.8	50.9	50.9	50.2	50.0	49.2	49.6	49.6	3
OPERATIONAL
Earnings Per Share ($)	0.56	0.81	1.17	0.16	2.71	0.45	0.85	1.07	0.19	2.57	5
Return on Average Invested Capital (%)*	7.3	6.9	7.3	7.1	7.1	7.0	7.1	7.0	6.9	6.9	3
Return on Average Common Equity (%)*	11.0	10.8	11.2	11.5	11.5	9.7	10.0	10.3	10.7	10.7	7
Weather EPS Effect ($)	0.02	(0.03)	(0.01)	(0.03)	(0.05)	0.03	—	(0.04)	—	(0.01)	(400)

*	Trailing twelve months

UTILITY ANNUAL FINANCIAL METRICS

	2003	2002	2001	2000	1999
AS-REPORTED
Earnings Per Share ($)	2.03	2.57	2.45	2.56	2.08
Return on Average Invested Capital (%)*	5.9	6.9	7.0	7.3	6.8
Return on Average Common Equity (%)*	8.7	10.7	10.0	11.1	9.9
Net Debt to Net Capital (%)*	50.9	49.6	51.4	51.2	50.5
OPERATIONAL
Earnings Per Share ($)	2.71	2.57	2.46	2.65	2.26
Return on Average Invested Capital (%)*	7.1	6.9	7.0	7.4	7.1
Return on Average Common Equity (%)*	11.5	10.7	10.1	11.5	10.7
Weather EPS Effect ($)	(0.05)	(0.01)	(0.01)	0.32	0.09

*	Trailing twelve months

UTILITY CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES

	2003	2002	2001	2000	1999
	($ millions)
Entergy Arkansas	335	277	281	369	238
Entergy Gulf States	349	355	318	278	199
Entergy Louisiana	258	210	203	203	131
Entergy Mississippi	189	158	160	121	95
Entergy New Orleans	66	58	61	49	46
System Energy Resources	18	40	40	37	29
Other	18	34	47	23	23

Total	1,233	1,132	1,110	1,080	761

PLANNED CAPITAL EXPENDITURES

	2004		2005		2006
	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments	Maintenance Capital	Capital Commitments
	($ millions)
Entergy Arkansas	190	95	191	152	190	81
Entergy Gulf States	218	139	219	78	219	10
Entergy Louisiana	150	304	150	55	151	19
Entergy Mississippi	137	13	135	—	128	—
Entergy New Orleans	43	5	43	1	43	—
System Energy Resources	13	4	13	9	13	2
Other	16	9	16	—	15	—

Total	767	569	767	295	759	112

UTILITY SECURITIES RATINGS (OUTLOOK)

	Mortgage Bonds			Preferred Stock
	Moodys	S & P	Fitch
(As of April 2004)
Entergy Arkansas, Inc.	Baa2 (positive)	BBB+ (stable)	BBB+ (stable)	Ba2	BB+	BBB–
Entergy Gulf States, Inc.	Baa3 (stable)	BBB– (stable)	BBB (stable)	Ba3	BB	BB+
Entergy Louisiana, Inc.	Baa2 (positive)	BBB+ (stable)	BBB+ (stable)	Ba2	BB+	BBB–
Entergy Mississippi, Inc.	Baa2 (stable)	BBB+ (stable)	BBB+ (stable)	Ba2	BB+	BBB–
Entergy New Orleans, Inc.	Baa2 (negative)	BBB (stable)	BBB (negative)	Ba2	BB+	BB+
System Energy Resources, Inc.	Baa3 (stable)	BBB– (stable)	BBB– (stable)		N/A

UTILITY FINANCIAL RESULTS

2003 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

	EAI	EGSI	ELI	EMI	ENOI	SERI	Eliminations / Other	Utility
	In thousands, for the year ending December 31, 2003
OPERATING REVENUES:
Domestic electric	$1,589,670	$2,579,916	$2,165,570	$1,035,360	$527,660	$583,820	$(1,083,316)	$7,398,681
Natural gas	—	59,821	—	—	126,356	—	—	186,176

Total	1,589,670	2,639,737	2,165,570	1,035,360	654,016	583,820	(1,083,316)	7,584,857

OPERATING EXPENSES:
Operation and Maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	153,866	693,612	525,645	155,168	214,735	43,132	(697)	1,785,462
Purchased power	476,447	838,498	668,337	449,971	231,787	—	(1,066,391)	1,598,648
Nuclear refueling outage expenses	23,638	14,045	11,130	—	—	12,695	—	61,508
Other operation and maintenance	402,108	457,428	376,770	174,192	108,217	105,333	(11,096)	1,612,951
Decommissioning	35,887	14,268	20,569	—	—	21,799	—	92,523
Taxes other than income taxes	37,385	117,009	70,084	47,734	42,198	25,521	—	339,930
Depreciation and amortization	202,497	199,583	192,972	62,984	30,004	109,528	—	797,569
Other regulatory credits - net	(39,347)	(2,476)	(2,160)	3,664	(843)	27,400	—	(13,761)

Total	1,292,481	2,331,967	1,863,347	893,713	626,098	345,408	(1,078,184)	6,274,830

OPERATING INCOME	297,189	307,770	302,223	141,647	27,918	238,412	(5,132)	1,310,027
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	12,153	15,855	6,900	4,576	2,085	1,140	—	42,710
Interest and dividend income	9,790	17,902	8,820	1,030	825	7,556	(2,888)	43,035
Miscellaneous - net	(4,332)	(109,389)	(3,100)	(2,242)	(1,453)	(1,194)	—	(121,710)

Total	17,611	(75,632)	12,620	3,364	1,457	7,502	(2,888)	(35,965)

INTEREST AND OTHER CHARGES:
Interest on long-term debt	87,666	148,516	73,227	43,879	17,436	62,802	—	433,526
Other interest - net	3,555	8,827	3,529	3,585	350	1,818	(2,888)	18,776
Allowance for borrowed funds used during construction	(7,726)	(13,349)	(5,475)	(3,942)	(2,145)	(554)	—	(33,191)

Total	83,495	143,994	71,281	43,522	15,641	64,066	(2,888)	419,111

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGES	231,305	88,144	243,562	101,489	13,734	181,848	(5,132)	854,951
Income taxes	105,296	24,249	97,408	34,431	5,875	75,845	(2,062)	341,044

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES	126,009	63,895	146,154	67,058	7,859	106,003	(3,070)	513,907
CUMULATIVE EFFECT OF ACCOUNTING CHANGES
(net of income taxes of $12,713)	—	(21,333)	—	—	—	—	—	(21,333)
NET INCOME	126,009	42,562	146,154	67,058	7,859	106,003	(3,070)	492,574
Preferred dividend requirements and other	7,776	4,701	6,714	3,369	965	—	—	23,524

EARNINGS APPLICABLE TO COMMON STOCK	$118,233	$37,861	$139,440	$63,689	$6,894	$106,003	$(3,070)	$469,050

UTILITY FINANCIAL RESULTS

2003 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

	EAI	EGSI	ELI	EMI	ENOI	SERI	Eliminations / Other	Utility
	In thousands, as of December 31, 2003
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$8,834	$20,754	$8,787	$6,381	$28	$2,918	$44,627	$92,329
Temporary cash investments - at cost, which approximates market	—	185,276	—	57,457	4,641	49,618	11,473	308,465
Total cash and cash equivalents	8,834	206,030	8,787	63,838	4,669	52,536	56,100	400,794

Other temporary investments	—	23,579	—	7,506	606	6,482	1,499	39,672
Notes receivable	3	4	9	—	—	—	—	15
Accounts receivable:
Customer	69,036	115,729	93,393	59,729	44,663	—	—	382,550
Allowance for doubtful accounts	(9,020)	(4,856)	(4,487)	(1,375)	(3,104)	—	—	(22,843)
Associated companies	50,390	76,726	9,074	25,935	24,697	72,477	(258,592)	707
Other	30,930	27,243	12,334	6,400	10,057	1,777	16,757	105,498
Accrued unbilled revenues	64,732	114,442	138,164	31,209	21,113	—	—	369,660

Total accounts receivable	206,068	329,284	248,478	121,898	97,426	74,254	(241,835)	835,572
Deferred fuel costs	10,557	118,449	30,609	89,078	—	—	(2,720)	245,973
Accumulated deferred income taxes	18,362	6,116	—	—	460	—	(8,627)	16,310
Fuel inventory - at average cost	6,722	50,863	—	5,077	5,580	—	40,300	108,542
Materials and supplies - at average cost	80,506	99,357	74,349	17,682	8,660	63,047	—	343,601
Deferred nuclear refueling outage costs	19,793	—	19,226	—	—	2,979	—	41,998
Prepayments and other	23,935	51,232	67,614	9,583	8,050	1,031	(76,662)	84,783

Total	374,780	884,914	449,072	314,662	125,451	200,329	(231,945)	2,117,260

OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates - at equity	11,212	—	14,230	5,531	3,259	—	(34,020)	211
Decommissioning trust funds	360,485	267,917	151,996	—	—	172,916	—	953,314
Non-utility property - at cost (less accumulated depreciation)	1,456	139,911	21,307	6,466	—	—	12	169,152
Other	4,832	21,852	2,177	—	—	—	—	28,861

Total	377,985	429,680	189,710	11,997	3,259	172,916	(34,008)	1,151,538

UTILITY PLANT:
Electric	5,948,090	8,208,394	5,836,914	2,243,852	666,122	3,205,895	313,059	26,422,327
Property under capital lease	24,047	11,009	250,102	136	—	466,521	—	751,815
Natural gas	—	69,180	—	—	167,011	—	—	236,191
Construction work in progress	238,807	325,888	172,405	108,829	45,061	31,344	31,190	953,524
Nuclear fuel under capital lease	102,691	63,684	65,066	—	—	47,242	—	278,683
Nuclear fuel	7,466	—	—	—	—	—	11,445	18,911

TOTAL UTILITY PLANT	6,321,101	8,678,155	6,324,487	2,352,817	878,194	3,751,002	355,694	28,661,451
Less - accumulated depreciation and amortization	2,627,441	3,953,275	2,686,778	837,492	420,745	1,672,658	220,287	12,418,676

Utility Plant - Net	3,693,660	4,724,880	3,637,709	1,515,325	457,449	2,078,344	135,407	16,242,775

DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
SFAS 109 regulatory asset - net	128,311	442,062	156,111	28,964	—	115,633	(40,542)	830,539
Other regulatory assets	437,544	320,363	217,689	58,287	27,222	301,233	62,807	1,425,145
Long-term receivables	—	19,375	1,511	—	—	—	—	20,886
Goodwill	—	—	—	—	—	—	374,099	374,099
Other	45,798	33,588	22,737	20,064	6,438	12,269	126,000	266,894

Total	611,653	815,388	398,048	107,315	33,660	429,135	522,364	2,917,563

TOTAL ASSETS	$5,058,078	$6,854,862	$4,674,539	$1,949,299	$619,819	$2,880,724	$391,818	$22,429,136

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2003 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

						Eliminations/
	EAI	EGSI	ELI	EMI	ENOI	SERI	Other	Utility
	In thousands, as of December 31, 2003
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$354,000	$14,809	$75,000	$—	$6,348	$—	$450,157
Notes Payable	—	—	—	47	—	—	—	47
Accounts payable:
Associated companies	106,958	84,000	101,191	62,705	35,008	—	(371,535)	18,327
Other	92,638	156,166	121,875	28,212	42,718	30,255	171,555	643,419
Customer deposits	37,693	47,044	61,215	33,861	15,575	—	3,098	198,486
Taxes accrued	—	—	—	39,041	—	55,585	(90,059)	4,567
Accumulated deferred income taxes	—	—	566	7,120	—	942	(8,628)	—
Nuclear refueling outage costs	—	8,238	—	—	—	—	—	8,238
Interest accrued	21,424	36,970	20,229	13,772	6,212	29,623	—	128,229
Deferred fuel costs	—	—	—	—	2,720	—	(2,720)	—
Obligations under capital leases	59,089	34,075	35,506	41	—	31,266	—	159,978
System Energy refund	3,444	—	—	—	—	—	(3,444)	—
Energy Efficiency Program provision	—	—	—	—	6,356	—	(6,356)	—
Other	13,480	14,755	5,110	2,520	2,088	1,971	20,235	60,159

Total	334,726	735,248	360,501	262,319	110,677	155,990	(287,854)	1,671,607

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	996,455	1,422,776	1,728,156	385,395	39,486	290,964	(67,428)	4,795,804
Accumulated deferred investment tax credits	73,280	144,323	101,258	15,092	4,441	79,088	2,766	420,248
Obligations under capital leases	67,648	40,618	29,560	95	—	15,976	—	153,897
SFAS 109 regulatory liability - net	—	—	—	—	40,543	—	(40,543)	—
Other regulatory liabilities	52,923	13,885	12,204	—	954	213,093	(1,820)	291,239
Decommissioning and retirement cost liabilities	567,546	298,785	352,120	—	—	312,459	—	1,530,909
Transition to competition	—	79,098	—	—	—	—	—	79,098
Regulatory reserves	—	57,343	—	—	—	—	12,185	69,528
Accumulated provisions	40,149	75,868	86,534	6,876	820	3,782	138,875	352,904
Long-term debt	1,338,378	1,989,613	887,687	654,956	229,217	882,401	—	5,982,252
Preferred stock with sinking fund	—	20,852	—	—	—	—	—	20,852
Other	192,200	233,985	47,981	60,082	41,346	33,735	669,085	1,278,414

Total	3,328,579	4,377,146	3,245,500	1,122,496	356,807	1,831,498	713,120	14,975,145

SHAREHOLDERS’ EQUITY:
Preferred stock without sinking fund	116,350	47,327	100,500	50,381	19,780	—	—	334,337
Common stock	470	114,055	1,088,900	199,326	33,744	789,350	25	2,225,870
Paid - in capital / capital stock expense and other	591,127	1,157,484	(1,718)	(59)	36,294	—	995	1,784,122
Retained earnings	686,826	419,690	856	314,836	62,517	103,886	(41,856)	1,546,755
Accumulated other comprehensive income:	—	3,912	—	—	—	—	7,388	11,300
Less - treasury stock, at cost	—	—	120,000	—	—	—	—	120,000

Total	1,394,773	1,742,468	1,068,538	564,484	152,335	893,236	(33,448)	5,782,384

Commitments and Contingencies
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,058,078	$6,854,862	$4,674,539	$1,949,299	$619,819	$2,880,724	$391,818	$22,429,136

Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2003	2002	2001	2000	1999
ENTERGY ARKANSAS, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	118.2	127.9	170.4	129.3	58.5

Less Special Items:
Voluntary Severance Plan ($ millions)	(28.4)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	1.9

Total Special Items ($ millions)	(28.4)	—	(0.4)	—	1.9

Earnings Applicable to Common Stock - Operational ($ millions)	146.6	127.9	170.8	129.3	56.6

Return on Average Common Equity - As-Reported (%)	9.4	10.4	14.4	11.8	5.5
Return on Average Common Equity - Operational (%)	11.7	10.4	14.4	11.8	5.3
Return on Average Invested Capital - As-Reported (%)	6.2	6.8	8.7	7.5	4.9
Return on Average Invested Capital - Operational (%)	7.1	6.8	8.7	7.5	4.8
Net Margin - As-Reported (%)	7.4	8.2	9.6	7.3	3.8
Net Margin - Operational (%)	9.2	8.2	9.6	7.3	3.7
Cash Flow Interest Coverage - As-Reported (# times)	6.3	4.7	4.9	5.6	5.1
Total Debt ($ millions)	1,465	1,560	1,555	1,448	1,322
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,278	1,230	1,228	1,140	1,055

ENTERGY GULF STATES, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	37.9	169.2	174.4	170.3	107.6

Less Special Items:
River Bend Loss Provision ($ millions)	(65.6)	—	—	—	—
SFAS 143 Implementation ($ millions)	(21.3)	—	—	—	—
Voluntary Severance Plan ($ millions)	(15.5)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	4.5
Regulatory and Reserve Adjustments ($ millions)	—	—	—	—	(30.5)
Change in Unbilled Revenue Estimate ($ millions)	—	—	—	—	(11.1)

Total Special Items ($ millions)	(102.4)	—	(0.4)	—	(37.1)

Earnings Applicable to Common Stock - Operational ($ millions)	140.3	169.2	174.8	170.3	144.7

Return on Average Common Equity - As-Reported (%)	2.2	10.0	10.9	11.3	7.3
Return on Average Common Equity - Operational (%)	8.2	10.0	10.9	11.3	9.9
Return on Average Invested Capital - As-Reported (%)	3.1	6.3	7.3	7.5	6.0
Return on Average Invested Capital - Operational (%)	5.6	6.3	7.3	7.5	7.1
Net Margin - As-Reported (%)	1.4	7.7	6.6	6.8	5.1
Net Margin - Operational (%)	5.3	7.7	6.6	6.8	6.8
Cash Flow Interest Coverage - As-Reported (# times)	4.0	4.8	3.1	3.6	3.7
Total Debt ($ millions)	2,439	2,401	2,289	2,113	1,834
Total Preferred ($ millions)	47	72	74	78	236
Total Equity ($ millions)	1,695	1,725	1,643	1,552	1,470

ENTERGY LOUISIANA, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	139.4	138.0	125.1	153.2	181.8

Less Special Items:
Voluntary Severance Plan ($ millions)	(12.6)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	1.9
Regulatory and Reserve Adjustments ($ millions)	—	—	—	(21.5)	(32.4)
Change in Unbilled Revenue Estimate ($ millions)	—	—	—	—	38.6

Total Special Items ($ millions)	(12.6)	—	(0.4)	(21.5)	8.1

Earnings Applicable to Common Stock - Operational ($ millions)	152.0	138.0	125.5	174.7	173.7

Return on Average Common Equity - As-Reported (%)	14.4	12.5	10.1	12.9	15.8
Return on Average Common Equity - Operational (%)	15.7	12.5	10.2	14.7	15.1
Return on Average Invested Capital - As-Reported (%)	8.7	8.1	7.3	8.4	9.5
Return on Average Invested Capital - Operational (%)	9.3	8.1	7.3	9.1	9.2
Net Margin - As-Reported (%)	6.4	7.6	6.6	7.4	10.1
Net Margin - Operational (%)	7.0	7.6	6.6	8.5	9.6
Cash Flow Interest Coverage - As-Reported (# times)	7.0	11.7	4.8	3.3	4.9
Total Debt ($ millions)	968	1,250	1,417	1,446	1,384
Total Preferred ($ millions)	101	101	101	136	136
Total Equity ($ millions)	968	974	1,288	1,237	1,146

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2003	2002	2001	2000	1999
ENTERGY MISSISSIPPI, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	63.7	49.0	36.5	35.6	38.2

Less Special Items:
Voluntary Severance Plan ($ millions)	(4.5)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	1.5

Total Special Items ($ millions)	(4.5)	—	(0.4)	—	1.5

Earnings Applicable to Common Stock - Operational ($ millions)	68.2	49.0	36.9	35.6	36.7

Return on Average Common Equity - As-Reported (%)	12.8	10.4	8.1	8.2	9.0
Return on Average Common Equity - Operational (%)	13.7	10.4	8.2	8.2	8.7
Return on Average Invested Capital - As-Reported (%)	7.2	6.4	6.2	6.5	6.9
Return on Average Invested Capital - Operational (%)	7.6	6.4	6.2	6.5	6.7
Net Margin - As-Reported (%)	6.2	4.9	3.3	3.8	4.6
Net Margin - Operational (%)	6.6	4.9	3.4	3.8	4.4
Cash Flow Interest Coverage - As-Reported (# times)	7.0	4.7	4.6	5.2	4.9
Total Debt ($ millions)	730	765	655	585	465
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	514	482	460	443	426

ENTERGY NEW ORLEANS, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	6.9	(1.2)	(3.2)	15.6	18.0

Less Special Items:
Voluntary Severance Plan ($ millions)	(3.0)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	0.2
Regulatory and Reserve Adjustments ($ millions)	—	—	—	—	(2.1)
Change in Unbilled Revenue Estimate ($ millions)	—	—	—	—	4.3

Total Special Items ($ millions)	(3.0)	—	(0.4)	—	2.4

Earnings Applicable to Common Stock - Operational ($ millions)	9.9	(1.2)	(2.8)	15.6	15.6

Return on Average Common Equity - As-Reported (%)	5.3	(0.9)	(2.4)	11.8	13.5
Return on Average Common Equity - Operational (%)	7.6	(0.9)	(2.1)	11.8	11.7
Return on Average Invested Capital - As-Reported (%)	4.6	3.4	2.4	7.7	8.6
Return on Average Invested Capital - Operational (%)	5.4	3.4	2.5	7.7	7.8
Net Margin - As-Reported (%)	1.1	(0.2)	(0.5)	2.4	3.5
Net Margin - Operational (%)	1.5	(0.2)	(0.4)	2.4	3.1
Cash Flow Interest Coverage - As-Reported (# times)	1.6	4.4	5.3	3.0	5.4
Total Debt ($ millions)	229	229	229	199	169
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	133	129	131	135	129

SYSTEM ENERGY RESOURCES, INC.
Earnings Applicable to Common Stock - As-Reported ($ millions)	106.0	103.4	116.4	93.7	82.4

Less Special Items:
Voluntary Severance Plan ($ millions)	(6.1)	—	—	—	—
Merger Expenses ($ millions)	—	—	(0.4)	—	—
Depreciation Adjustment ($ millions)	—	—	—	—	0.9
SERI Refund Adjustments ($ millions)	—	—	—	—	(19.9)

Total Special Items ($ millions)	(6.1)	—	(0.4)	—	(19.0)

Earnings Applicable to Common Stock - Operational ($ millions)	112.1	103.4	116.8	93.7	101.4

Return on Average Common Equity - As-Reported (%)	11.9	11.6	13.0	10.5	9.3
Return on Average Common Equity - Operational (%)	12.6	11.6	13.1	10.5	11.4
Return on Average Invested Capital - As-Reported (%)	7.9	8.0	10.3	8.0	7.8
Return on Average Invested Capital - Operational (%)	8.2	8.0	10.3	8.0	8.7
Net Margin - As-Reported (%)	18.2	17.2	21.7	14.3	13.3
Net Margin - Operational (%)	19.2	17.2	21.8	14.3	16.4
Cash Flow Interest Coverage - As-Reported (# times)	2.7	4.0	2.2	4.3	1.7
Total Debt ($ millions)	936	979	993	1,132	1,239
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	893	892	891	893	891

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

			As of December 31,
BONDS	Type of Bond	Maturity Date	2003	2002
				(in thousands)
7.72% Series	Mortgage	March 2003	$—	$100,000
6.0% Series	Mortgage	October 2003	—	155,000
6.125% Series	Mortgage	July 2005	100,000	100,000
6.65% Series	Mortgage	August 2005	—	115,000
7.5% Series	Mortgage	August 2007	—	100,000
6.3% Series - Pope County	Governmental(a)	2016	19,500	19,500
5.6% Series - Jefferson County	Governmental(a)	2017	45,500	45,500
6.3% Series - Jefferson County	Governmental(a)	2018	9,200	9,200
5.4% Series	Mortgage	May 2018	150,000	—
5.0% Series	Mortgage	July 2018	115,000	—
6.3% Series - Pope County	Governmental(a)	2020	120,000	120,000
6.25% Series - Independence County	Governmental(a)	2021	45,000	45,000
7.0% Series	Mortgage	October 2023	175,000	175,000
5.05% Series - Pope County(b)	Governmental(a)	2028	47,000	47,000
6.7% Series	Mortgage	April 2032	100,000	100,000
6.0% Series	Mortgage	November 2032	100,000	100,000
5.9% Series	Mortgage	June 2033	100,000	—

Total bonds			1,126,200	1,231,200

OTHER LONG-TERM DEBT:
Long-term United States Department of Energy Obligation(c)			154,409	152,804
8.5% Junior Subordinated Deferrable Interest Debentures			61,856	61,856
Unamortized Premium and Discount - Net			(4,708)	(4,625)
Other			621	621

Total Long-Term Debt			1,338,378	1,441,856
Less Amount Due Within One Year			—	255,000

Long-Term Debt Excluding Amount Due Within One Year			$1,338,378	$1,186,856

Fair Value of Long-Term Debt(d)			$1,234,657	$1,326,961

	Shares Authorized and Outstanding As of December 31,		As of December 31,		Call Price Per Share as of December 31, 2003
PREFERRED STOCK	2003	2002	2003	2002
			(in thousands)
Without sinking fund:
Cumulative, $100 par value:
4.32% Series	70,000	70,000	$7,000	$7,000	$103.65
4.72% Series	93,500	93,500	9,350	9,350	107.00
4.56% Series	75,000	75,000	7,500	7,500	102.83
4.56% 1965 Series	75,000	75,000	7,500	7,500	102.50
6.08% Series	100,000	100,000	10,000	10,000	102.83
7.32% Series	100,000	100,000	10,000	10,000	103.17
7.80% Series	150,000	150,000	15,000	15,000	103.25
7.40% Series	200,000	200,000	20,000	20,000	102.80
7.88% Series	150,000	150,000	15,000	15,000	103.00
Cumulative, $0.01 par value:
$1.96 Series(i)	600,000	600,000	15,000	15,000	25.00

Total without sinking fund	1,613,500	1,613,500	$116,350	$116,350

See page 32 for footnotes.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES, INC.

	Type of Bond	Maturity Date	As of December 31,
BONDS			2003	2002
			(in thousands)
6.75% Series	Mortgage	March 2003	$—	$33,000
Libor + 1.2% Series	Mortgage	June 2003	—	260,000
8.25% Series	Mortgage	April 2004	292,000	292,000
Libor + 1.3% Series	Mortgage	September 2004	—	300,000
6.77% Series	Mortgage	August 2005	98,000	98,000
Libor + 0.9% Series	Mortgage	June 2007	275,000	—
5.2% Series	Mortgage	December 2007	200,000	200,000
3.6% Series	Mortgage	June 2008	325,000	—
5.45% Series - Calcasieu Parish	Governmental (a)	2010	22,095	22,095
6.75% Series - Calcasieu Parish	Governmental (a)	2012	48,285	48,285
6.0% Series	Mortgage	December 2012	140,000	140,000
6.7% Series - Pointe Coupee Parish	Governmental (a)	2013	17,450	17,450
5.7% Series - Iberville Parish	Governmental (a)	2014	21,600	21,600
7.7% Series - West Feliciana Parish	Governmental (a)	2014	94,000	94,000
5.8% Series - West Feliciana Parish	Governmental (a)	2015	28,400	28,400
7.0% Series - West Feliciana Parish	Governmental (a)	2015	39,000	39,000
7.5% Series - West Feliciana Parish	Governmental (a)	2015	41,600	41,600
9.0% Series - West Feliciana Parish	Governmental (a)	2015	45,000	45,000
5.25% Series	Mortgage	August 2015	200,000	—
5.8% Series - West Feliciana Parish	Governmental (a)	2016	20,000	20,000
8.94% Series	Mortgage	January 2022	—	150,000
8.7% Series	Mortgage	April 2024	—	294,950
5.65% Series - West Feliciana Parish (e)	Governmental (a)	2028	62,000	62,000
6.6% Series - West Feliciana Parish	Governmental (a)	2028	40,000	40,000
6.2% Series	Mortgage	July 2033	240,000	—

Total bonds			2,249,430	2,247,380

OTHER LONG-TERM DEBT:
8.75% Junior Subordinated Deferrable Interest Debentures			87,629	87,629
Unamortized Premium and Discount - Net			(2,596)	(4,463)
Other			9,150	9,371

Total Long-Term Debt			2,343,613	2,339,917
Less Amount Due Within One Year			354,000	293,000

Long-Term Debt Excluding Amount Due Within One Year			$1,989,613	$2,046,917

Fair Value of Long-Term Debt (d)			$2,429,847	$2,407,427

	Shares Authorized and Outstanding As of December 31,		As of December 31,		Call Price Per Share as of December 31, 2003
PREFERRED STOCK	2003	2002	2003	2002
	(in thousands)
Authorized 6,000,000 shares, $100 par value, cumulative Without sinking fund:
4.40% Series	51,173	51,173	$5,117	$5,117	$108.00
4.50% Series	5,830	5,830	583	583	105.00
4.40% 1949 Series	1,655	1,655	166	166	103.00
4.20% Series	9,745	9,745	975	975	102.82
4.44% Series	14,804	14,804	1,480	1,480	103.75
5.00% Series	10,993	10,993	1,099	1,099	104.25
5.08% Series	26,845	26,845	2,685	2,685	104.63
4.52% Series	10,564	10,564	1,056	1,056	103.57
6.08% Series	32,829	32,829	3,283	3,283	103.34
7.56% Series	308,830	308,830	30,883	30,883	101.80

Total without sinking fund	473,268	473,268	$47,327	$47,327
With sinking fund:
Adjustable Rate - A, 7.0% (j)	96,020	108,120	$9,602	$10,812	$100.00
Adjustable Rate - B, 7.0% (j)	112,499	135,149	11,250	13,515	100.00

Total with sinking fund	208,519	243,269	$20,852	$24,327

Fair Value of Preferred Stock with sinking fund (k)			$15,354	$20,792

See page 32 for footnotes.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, INC.

	Type of Bond	Maturity Date	As of December 31,
BONDS			2003	2002
			(in thousands)
8.5% Series	Mortgage	June 2003	$—	$150,000
6.5% Series	Mortgage	March 2008	115,000	115,000
7.5% Series - St. Charles Parish	Governmental (a)	2021	50,000	50,000
7.0% Series - St. Charles Parish	Governmental (a)	2022	24,000	24,000
7.05% Series - St. Charles Parish	Governmental (a)	2022	20,000	20,000
5.95% Series - St. Charles Parish	Governmental (a)	2023	25,000	25,000
6.2% Series - St. Charles Parish	Governmental (a)	2023	33,000	33,000
6.875% Series - St. Charles Parish	Governmental (a)	2024	20,400	20,400
6.375% Series - St. Charles Parish	Governmental (a)	2025	16,770	16,770
5.35% Series - St. Charles Parish (f)	Governmental (a)	2029	—	110,950
Auction Rate - St. Charles Parish	Governmental (a)	2030	60,000	60,000
4.9% Series - St. Charles Parish (g) (h)	Governmental (a)	2030	55,000	55,000
7.6% Series	Mortgage	April 2032	150,000	150,000

Total bonds			569,170	830,120
OTHER LONG-TERM DEBT:
Waterford 3 Lease Obligation 7.45%			262,534	297,950
9.0% Junior Subordinated Deferrable Interest Debentures			72,165	72,165
Unamortized Premium and Discount - Net			(1,373)	(1,516)

Total Long-Term Debt			902,496	1,198,719
Less Amount Due Within One Year			14,809	296,366

Long-Term Debt Excluding Amount Due Within One Year			$887,687	$902,353

Fair Value of Long-Term Debt (d)			$668,700	$917,404

	Shares Authorized and Outstanding As of December 31,		As of December 31,		Call Price Per Share as of December 31, 2003
PREFERRED STOCK	2003	2002	2003	2002
	(in thousands)
Without sinking fund:
Cumulative, $100 par value:
4.96% Series	60,000	60,000	$6,000	$6,000	$104.25
4.16% Series	70,000	70,000	7,000	7,000	104.21
4.44% Series	70,000	70,000	7,000	7,000	104.06
5.16% Series	75,000	75,000	7,500	7,500	104.18
5.40% Series	80,000	80,000	8,000	8,000	103.00
6.44% Series	80,000	80,000	8,000	8,000	102.92
7.84% Series	100,000	100,000	10,000	10,000	103.78
7.36% Series	100,000	100,000	10,000	10,000	103.36
Cumulative, $25 par value:
8.00% Series	1,480,000	1,480,000	37,000	37,000	25.00

Total without sinking fund	2,115,000	2,115,000	$100,500	$100,500

See page 32 for footnotes.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

	Type of Bond	Maturity Date	As of December 31,
BONDS			2003	2002
			(in thousands)
6.25% Series	Mortgage	February 2003	$—	$70,000
7.75% Series	Mortgage	February 2003	—	120,000
6.625% Series	Mortgage	November 2003	—	65,000
6.2% Series	Mortgage	May 2004	75,000	75,000
Libor + 0.65% Series	Mortgage	May 2004	—	50,000
8.25% Series	Mortgage	July 2004	—	25,000
6.45% Series	Mortgage	April 2008	80,000	80,000
4.35% Series	Mortgage	April 2008	100,000	—
5.15% Series	Mortgage	February 2013	100,000	—
4.95% Series	Mortgage	June 2018	95,000	—
7.0% Series - Warren County	Governmental (a)	2022	8,095	8,095
7.0% Series - Washington County	Governmental (a)	2022	7,935	7,935
Auction Rate - Independence City	Governmental (a)	2022	30,000	30,000
7.7% Series	Mortgage	July 2023	60,000	60,000
6.0% Series	Mortgage	November 2032	75,000	75,000
7.25% Series	Mortgage	December 2032	100,000	100,000

Total bonds			731,030	766,030
OTHER LONG-TERM DEBT:
Unamortized Premium and Discount - Net			(1,074)	(926)

Total Long-Term Debt			729,956	765,104
Less Amount Due Within One Year			75,000	255,000

Long-Term Debt Excluding Amount Due Within One Year			$654,956	$510,104

Fair Value of Long-Term Debt (d)			$771,402	$790,861

	Shares Authorized and Outstanding As of December 31,		As of December 31,		Call Price Per Share as of December 31, 2003
PREFERRED STOCK	2003	2002	2003	2002
	(in thousands)
Without sinking fund:
Cumulative, $100 par value:
4.36% Series	59,920	59,920	$5,992	$5,992	$103.86
4.56% Series	43,887	43,887	4,389	4,389	107.00
4.92% Series	100,000	100,000	10,000	10,000	102.88
7.44% Series	100,000	100,000	10,000	10,000	102.81
8.36% Series	200,000	200,000	20,000	20,000	100.00

Total without sinking fund	503,807	503,807	$50,381	$50,381

See page 32 for footnotes.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY NEW ORLEANS, INC.

	Type of Bond	Maturity Date	As of December 31,
BONDS			2003	2002
			(in thousands)
6.65% Series	Mortgage	March 2004	$—	$30,000
8.125% Series	Mortgage	July 2005	30,000	30,000
8.0% Series	Mortgage	March 2006	—	40,000
7.0% Series	Mortgage	July 2008	—	30,000
3.875% Series	Mortgage	August 2008	30,000	—
5.25% Series	Mortgage	August 2013	70,000	—
6.75% Series	Mortgage	October 2017	25,000	25,000
8.0% Series	Mortgage	March 2023	45,000	45,000
7.55% Series	Mortgage	September 2023	30,000	30,000

Total bonds			230,000	230,000

OTHER LONG-TERM DEBT:
Unamortized Premium and Discount - Net			(783)	(809)

Total Long-Term Debt			229,217	229,191

Fair Value of Long-Term Debt (d)			$239,816	$239,311

	Shares Authorized and Outstanding As of December 31,		As of December 31,		Call Price Per Share as of December 31, 2003
PREFERRED STOCK	2003	2002	2003	2002
	(in thousands)
Without sinking fund:
Cumulative, $100 par value:
4.75% Series	77,798	77,798	$7,780	$7,780	$105.00
4.36% Series	60,000	60,000	6,000	6,000	104.57
5.56% Series	60,000	60,000	6,000	6,000	102.59

Total without sinking fund	197,798	197,798	$19,780	$19,780

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

SYSTEM ENERGY RESOURCES, INC.

	Type of Bond	Maturity Date	As of December 31,
BONDS			2003	2002
			(in thousands)
4.875% Series	Mortgage	October 2007	$70,000	$70,000
5.875% Series - Mississippi Business Finance Corp.	Governmental (a)	2022	216,000	216,000
5.9% Series - Mississippi Business Finance Corp.	Governmental (a)	2022	102,975	102,975
7.3% Series - Claiborne County	Governmental (a)	2025	7,625	7,625
6.2% Series - Claiborne County	Governmental (a)	2026	90,000	90,000

Total bonds			486,600	486,600

OTHER LONG-TERM DEBT:
Grand Gulf Lease Obligation 7.02%			403,468	414,843
Unamortized Premium and Discount - Net			(1,319)	(1,403)

Total Long-Term Debt			888,749	900,040
Less Amount Due Within One Year			6,348	11,375

Long-Term Debt Excluding Amount Due Within One Year			$882,401	$888,665

Fair Value of Long-Term Debt (d)			$489,436	$475,638

(a)	Consists of pollution control revenue bonds and environmental revenue bonds, certain series of which are secured by non-interest bearing first mortgage bonds.

(b)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on September 1, 2005 and can then be remarketed.

(c)	Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(d)	The fair value excludes lease obligations, long-term DOE obligations, and other long-term debt and includes debt due within one year. It is determined using bid prices reported by dealer markets and by nationally recognized investment banking firms.

(e)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on September 1, 2004 and can then be remarketed.

(f)	The bonds had a mandatory tender date of October 1, 2003. Entergy Louisiana purchased the bonds from the holders, pursuant to the mandatory tender provision, and has not remarketed the bonds at this time. A combination of cash on hand and short-term borrowing was used to buy-in the bonds.

(g)	On June 1, 2002, Entergy Louisiana remarketed $55 million St. Charles Parish Pollution Control Revenue Refunding Bonds due 2030, resetting the interest rate to 4.9% through May 2005.

(h)	The bonds are subject to mandatory tender for purchase from the holders at 100% of the principal amount outstanding on June 1, 2005 and can then be remarketed.

(i)	The total dollar value represents the liquidation value of $25 per share.

(j)	Represents weighted-average annualized rates for 2003.

(k)	Fair values were determined using bid prices reported by dealer markets and by nationally recognized investment banking firms. There is an additional disclosure of fair value of financial instruments in Note 12 to the domestic utility companies and System Energy financial statements in the 2003 Form 10-K.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPACITY

	Operated		Net Maximum Dependable Capacity (MW)

As of December 31, 2003	Plants	Units	Owned & Leased	Operated
Plants that use fuel type:
Gas & Oil	24	65	15,029	15,573
Coal	3	6	2,256	3,878
Oil	—	—	33	33
Gas	—	—	36	36
Petroleum Coke	1	2	—	200

Total Fossil	28	73	17,354	19,720
Hydro	4	9	70	162

Nuclear	4	5	4,821	4,915

Total Capacity	36	87	22,245	24,797

All plants that have units with multiple fuel types are in the Gas & Oil plant count

UTILITY SELECTED OPERATING DATA

	2003	2002	2001	2000	1999
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	22,797	35,195	38,873	43,073	46,474
Coal	14,057	13,743	14,586	14,799	14,674
Nuclear	40,628	40,917	41,038	37,059	33,569
Hydro	115	164	154	133	158

Total Net Generation	77,597	90,019	94,651	95,064	94,875

Purchased Power:
Affiliated Companies	1,027	11	108	843	696
Non-affiliated Companies	36,660	27,307	19,358	23,344	20,317

Total Purchased Power	37,687	27,319	19,466	24,188	21,013

Total Sources of Energy	115,284	117,337	114,117	119,252	115,888

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	32,817	32,581	31,080	31,998	30,631
Commercial	25,863	25,354	24,706	24,657	23,775
Industrial	38,637	41,018	41,577	43,956	43,549
Governmental	2,651	2,678	2,593	2,605	2,564

Total Retail	99,968	101,631	99,956	103,216	100,519

Sales for resale	9,248	9,828	8,896	9,794	9,714

Unbilled Energy	249	233	(901)	881	(226)

Total Electric Energy Sales	109,465	111,692	107,951	113,891	110,007

Line Losses and Company Usage	5,819	5,647	6,166	5,362	5,881

Total Uses of Energy	115,284	117,337	114,117	119,252	115,888

Peak Demand (MW)	20,162	20,419	20,257	22,052	20,664
Operational Summer Capacity at Peak (MW)	21,144	22,373	22,080	22,235	22,230
Annual System Load Factor (%)	62	62	61	59	61
Retail Electric Sales Growth Rates (%)	(1.6)	1.7	(3.2)	2.7	0.3
Regional Gross Domestic Product Rate (%)	1.4	2.1	(0.2)	(0.8)	3.1
Average Fuel Cost (cents/KWh)
Natural Gas	6.53	3.88	4.62	4.90	2.75
Nuclear Fuel	0.48	0.47	0.50	0.56	0.54
Coal	1.26	1.37	1.58	1.51	1.59
Fuel Oil	5.04	15.78	4.33	3.90	2.06

UTILITY STATISTICAL INFORMATION

2003 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSI	ELI	EMI	ENO	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	525,558	829,491	739,389	410,231	178,133	—	—	2,682,802	36%
Commercial	291,442	613,689	473,351	341,862	161,716	—	—	1,882,060	25%
Industrial	305,333	853,194	723,102	173,736	26,416	—	—	2,081,781	28%
Governmental	14,792	38,911	40,664	32,393	68,238	—	—	194,998	3%

Total retail	1,137,125	2,335,285	1,976,506	958,222	434,503	—	—	6,841,641	92%
Sales for resale	421,893	191,758	114,311	42,143	87,174	583,820	(1,069,453)	371,646	5%
Other	30,652	52,873	74,753	34,995	5,983	—	(13,863)	185,394	3%

Total	1,589,670	2,579,916	2,165,570	1,035,360	527,660	583,820	(1,083,316)	7,398,681	100%

FUEL REVENUES (included in above revenues)
Residential	63,152	403,455	327,475	157,624	65,057	—	—	1,016,763	33%
Commercial	47,930	333,202	209,032	139,087	67,552	—	—	796,803	25%
Industrial	63,204	590,627	464,015	88,063	12,276	—	—	1,218,185	39%
Governmental	2,368	19,010	18,195	11,885	30,534	—	—	81,992	3%

Total	176,654	1,346,294	1,018,717	396,659	175,419	—	—	3,113,743	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	493	9,432	7,882	2,891	2,099	—	—	22,797	30%
Coal	7,519	3,959	—	2,579	—	—	—	14,057	18%
Nuclear	14,689	7,641	8,485	—	—	9,812	—	40,628	52%
Hydro	115	—	—	—	—	—	—	115	—

Total Net Generation	22,816	21,032	16,367	5,470	2,099	9,812	—	77,597	100%

Purchased Power:
Affiliated Companies	3,630	3,989	4,484	5,984	3,742	—	(20,801)	1,027	—
Non-affiliated Companies	7,293	15,160	9,718	2,868	1,621	—	—	36,660	—

Total Purchased Power	10,923	19,149	14,202	8,852	5,363	—	(20,801)	37,687	—

Total Sources of Energy	33,739	40,181	30,569	14,322	7,462	9,812	(20,801)	115,284	—

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,057	9,739	8,795	5,092	2,133	—	—	32,817	33%
Commercial	5,328	8,174	5,622	4,476	2,262	—	—	25,863	26%
Industrial	6,999	15,417	12,870	2,939	413	—	—	38,637	39%
Governmental	266	475	491	384	1,036	—	—	2,651	2%

Total Retail	19,650	33,805	27,778	12,891	5,844	—	—	99,968	100%

Sales for Resale	12,435	4,543	1,476	443	1,340	9,812	(20,801)	9,248	—

Unbilled Energy	(57)	197	42	45	22	—	—	249	—

Total Electric Energy Sales	32,028	38,545	29,296	13,379	7,206	9,812	(20,801)	109,465	—

Line Losses and Company Usage	1,711	1,636	1,273	943	256	—	—	5,819	—

Total Uses of Energy	33,739	40,181	30,569	14,322	7,462	9,812	(20,801)	115,284	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.45	8.52	8.41	8.06	8.35	—	—	8.18	—
Commercial	5.47	7.51	8.42	7.64	7.15	—	—	7.28	—
Industrial	4.36	5.53	5.62	5.91	6.42	—	—	5.39	—
Governmental	5.56	8.20	8.28	8.44	6.59	—	—	7.36	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2003)
Residential	557,025	616,765	571,767	348,019	169,878	—	—	2,263,454	86%
Commercial	81,082	80,935	72,901	59,347	16,336	—	—	310,601	12%
Industrial	21,336	8,347	7,686	4,767	1,148	—	—	43,284	2%
Governmental	564	3,351	4,859	3,884	1,755	—	—	14,413	—

Total retail	660,007	709,398	657,213	416,017	189,117	—	—	2,631,752	100%

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

	2003	2002	2001	2000	1999
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	525,558	556,314	586,361	561,363	533,245
Commercial	291,442	304,498	329,437	307,320	288,677
Industrial	305,333	329,847	370,772	353,046	335,824
Governmental	14,792	15,358	16,149	14,935	14,606

Total Retail	1,137,125	1,206,017	1,302,719	1,236,664	1,172,352

Sales for Resale	421,893	328,194	441,184	480,414	371,599
Other	30,652	26,899	32,873	45,557	(2,057)

Total Electric Operating Revenues	1,589,670	1,561,110	1,776,776	1,762,635	1,541,894

FUEL REVENUES (included in above revenues)
Residential	63,152	93,116	123,957	93,514	70,903
Commercial	47,930	66,849	92,405	69,690	53,322
Industrial	63,204	87,780	122,095	97,631	75,460
Governmental	2,368	3,341	4,412	3,267	2,570

Total Retail Fuel Revenues	176,654	251,086	342,869	264,102	202,255

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	493	1,540	1,806	2,441	2,383
Coal	7,519	6,998	7,495	7,619	7,530
Nuclear	14,689	14,559	14,781	11,642	12,919
Hydro	115	164	154	133	159

Total Net Generation	22,816	23,261	24,236	21,835	22,991

Purchased Power:
Affiliated companies	3,630	3,439	3,605	5,022	4,015
Non-affiliated companies	7,293	6,917	5,418	6,393	5,784

Total Purchased Power	10,923	10,356	9,023	11,415	9,799

Total Sources of Energy	33,739	33,617	33,259	33,250	32,790

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,057	7,050	6,918	6,791	6,493
Commercial	5,328	5,221	5,162	5,063	4,880
Industrial	6,999	7,074	7,052	7,240	7,054
Governmental	266	255	245	239	237

Total Retail	19,650	19,600	19,377	19,333	18,664

Sales for Resale	12,435	11,880	12,126	12,050	12,460

Unbilled Energy	(57)	111	(72)	316	(374)

Total Electric Energy Sales	32,028	31,591	31,431	31,699	30,750

Line Losses and Company Usage	1,711	2,026	1,828	1,551	2,040

Total Uses of Energy	33,739	33,617	33,259	33,250	32,790

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	7.45	7.89	8.48	8.27	8.21
Commercial	5.47	5.83	6.38	6.07	5.92
Industrial	4.36	4.66	5.26	4.88	4.76
Governmental	5.56	6.02	6.59	6.25	6.16

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	557,025	548,693	547,860	545,550	543,112
Commercial	81,082	79,430	78,389	76,293	73,878
Industrial	21,336	20,045	20,121	20,461	20,513
Governmental	564	526	513	490	472

Total Retail Customers	660,007	648,694	646,883	642,794	637,975

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO

	Unit	Ownership		Net Owned & Leased Dependable Capacity (MW)	Fuel Type	Purpose	Total Plant - 2003
Plant							Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Cecil Lynch(d)	2	100%		74	Gas/Oil	Peaking	(1,052)	(900.53)	947
	3	100%		130	Gas/Oil	Peaking

Harvey Couch	1	100%		30	Gas/Oil	Peaking	9,604	334.75	3,215
	2	100%		131	Gas/Oil	Peaking

Lake Catherine	1	100%		52	Gas/Oil	Peaking	471,751	77.76	36,684
	2	100%		51	Gas/Oil	Peaking
	3	100%		106	Gas/Oil	Peaking
	4	100%		547	Gas/Oil	Intermediate

Hamilton Moses(d)	1	100%		72	Gas/Oil	Peaking	(1,006)	(400.13)	403
	2	100%		72	Gas/Oil	Peaking

Mabelvale	1	100%		18	Gas/Oil	Peaking	577	406.86	235
	2	100%		18	Gas/Oil	Peaking
	3	100%		18	Gas/Oil	Peaking
	4	100%		18	Gas/Oil	Peaking

Robert Ritchie	1	100%		356	Gas/Oil	Peaking	12,863	520.21	6,691
	3	100%		18	Gas/Oil	Peaking	9	19,144.11	172

Independence	1	31.5	%(a)	263	Coal	Base	1,727,547	16.79	29,010

White Bluff	1	57	%(b)	465	Coal	Base	5,790,932	16.35	94,659
	2	57	%(b)	481	Coal	Base

Cecil Lynch	Diesel	100%		6	Oil	Peaking	131	329.85	43

Carpenter	1	100%		29	Hydro	Peaking	78,993	13.03	1,029
	2	100%		30	Hydro	Peaking

Remmel	1	100%		4	Hydro	Peaking	35,766	18.74	670
	2	100%		3	Hydro	Peaking
	3	100%		4	Hydro	Peaking

Arkansas Nuclear One	1	100%		836	Nuclear PWR(c)	Base	14,689,416	14.97	219,841
	2	100%		858	Nuclear PWR(c)	Base

Total				4,690			22,815,531	17.25	393,599

(a)	Co-owners: Arkansas Electric Cooperative Corporation, Jonesboro City Water and Light, West Memphis Utilities, Osceola Municipal Light and Power

(b)	Co-owners: Arkansas Electric Cooperative Corporation, Jonesboro City Water and Light, Conway Corporation, West Memphis Utilities

(c)	PWR = Pressurized Water Reactor

(d)	Facility was in reserve shutdown. Net generation reflects plant usage of system generation.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2003	2002	2001	2000	1999
ELECTRIC OPERATING REVENUES ($ thousands)
Louisiana
Residential	394,512	339,325	376,637	338,108	305,322
Commercial	345,579	286,408	333,336	282,510	253,318
Industrial	510,501	424,026	596,852	547,243	445,424
Governmental	18,253	17,433	19,397	16,314	15,036

Total	1,268,845	1,067,192	1,326,222	1,184,175	1,019,100

Texas
Residential	434,979	360,575	411,323	379,345	302,553
Commercial	268,110	215,707	253,812	222,836	176,973
Industrial	342,693	270,722	348,881	323,351	273,355
Governmental	20,658	16,525	18,818	16,625	13,439

Total	1,066,440	863,529	1,032,834	942,157	766,320

FUEL REVENUES (included in above revenues)
Louisiana
Residential	196,097	125,962	180,492	157,149	98,643
Commercial	186,700	117,513	174,499	143,609	92,508
Industrial	354,504	248,165	408,441	360,536	246,009
Governmental	8,398	5,976	8,784	7,017	4,475

Total	745,699	497,616	772,216	668,311	441,635

Texas
Residential	207,358	139,764	199,352	161,523	118,701
Commercial	146,502	98,312	141,590	111,988	82,620
Industrial	236,123	163,419	239,844	212,214	170,644
Governmental	10,612	6,981	9,767	7,842	5,754

Total	600,595	408,476	590,553	493,567	377,719

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	9,432	14,645	16,435	18,385	19,260
Coal	3,959	4,168	4,245	4,625	4,359
Nuclear	7,641	8,467	7,800	7,336	5,672
Hydro	—	—	—	—	—

Total Net Generation	21,032	27,280	28,480	30,346	29,291

Purchased Power:
Affiliated Companies	3,989	2,703	3,825	2,884	3,635
Non-affiliated Companies	15,160	10,376	7,233	8,498	7,163

Total Purchased Power	19,149	13,079	11,058	11,382	10,798

Total Sources of Energy	40,181	40,359	39,538	41,728	40,089

USES OF ENERGY (GWh)
Electric Energy Sales:
Louisiana
Residential	4,619	4,520	4,282	4,520	4,326
Commercial	4,471	4,316	4,201	4,234	4,080
Industrial	9,145	9,714	10,258	11,186	10,911
Governmental	205	222	210	210	199
Texas
Residential	5,120	4,982	4,777	4,885	4,603
Commercial	3,703	3,578	3,467	3,426	3,230
Industrial	6,272	6,173	6,400	6,774	6,773
Governmental	270	255	242	240	226

Total Retail	33,805	33,760	33,837	35,475	34,348

Sales for Resale	4,543	5,099	4,392	4,629	4,085

Unbilled Energy	197	(18)	(398)	349	(82)

Total Electric Energy Sales	38,545	38,841	37,831	40,453	38,351

Line Losses and Company Usage	1,636	1,518	1,707	1,275	1,738

Total Uses of Energy	40,181	40,359	39,538	41,728	40,089

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES, INC.

	2003	2002	2001	2000	1999
NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Louisiana
Residential	295,084	292,018	288,510	286,262	282,906
Commercial	42,490	42,423	41,666	40,951	39,791
Industrial	3,625	3,687	3,654	3,585	3,833
Governmental	1,251	1,519	1,460	1,409	1,329

Total	342,450	339,647	335,290	332,207	327,859

Texas
Residential	321,681	316,942	310,851	306,728	299,815
Commercial	38,445	37,742	37,267	35,956	34,186
Industrial	4,722	4,403	4,284	4,445	5,057
Governmental	2,100	2,176	2,020	1,985	1,883

Total	366,948	361,263	354,422	349,114	340,941

AVERAGE ELECTRIC REVENUE (CENTS/KWh)
Louisiana
Residential	8.54	7.51	8.80	7.48	7.06
Commercial	7.73	6.64	7.93	6.67	6.21
Industrial	5.58	4.37	5.82	4.89	4.08
Governmental	8.93	7.85	9.24	7.77	7.56
Texas
Residential	8.49	7.24	8.61	7.77	6.57
Commercial	7.24	6.03	7.32	6.50	5.48
Industrial	5.46	4.39	5.45	4.77	4.04
Governmental	7.65	6.48	7.78	6.93	5.95

ENTERGY GULF STATES, INC.

GENERATION PORTFOLIO

				Net Owned & Leased Dependable Capacity (MW)			Total Plant - 2003
Plant	Unit	Ownership			Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
LA Station 2	7	100%		40	Gas/Oil	Peaking	—	—	440
	8	100%		40	Gas/Oil	Peaking
	9	100%		60	Gas/Oil	Peaking

Willow Glen	1	100%		172	Gas/Oil	Peaking	781,881	99.60	77,877
	2	100%		224	Gas/Oil	Peaking
	3	100%		522	Gas/Oil	Peaking
	4	100%		568	Gas/Oil	Peaking
	5	100%		559	Gas/Oil	Peaking

Lewis Creek	1	100%		230	Gas/Oil	Intermediate	2,132,195	58.63	125,003
	2	100%		230	Gas/Oil	Intermediate

Roy S. Nelson	3	100%		154	Gas/Oil	Intermediate	1,310,789	83.82	109,870
	4	100%		500	Gas/Oil	Intermediate

Sabine	1	100%		230	Gas/Oil	Intermediate	5,207,486	63.54	330,862
	2	100%		230	Gas/Oil	Intermediate
	3	100%		420	Gas/Oil	Intermediate
	4	100%		530	Gas/Oil	Intermediate
	5	100%		480	Gas/Oil	Intermediate

Roy S. Nelson	6	70	%(a)	385	Coal	Base	2,338,276	15.11	35,326

Big Cajun 2	3	42	%(b)	242	Coal	Base	1,620,350	16.40	26,572

River Bend Station	1	100%		966	Nuclear BWR(c)	Base	7,641,368	17.80	136,027

Total				6,782			21,032,345	40.03	841,977

(a)	Co-owners: Jonesboro City Water and Light, Sam Rayburn G and T Coop.

(b)	Co-owner: Louisiana Generating

(c)	BWR = Boiling Water Reactor

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, INC.

	2003	2002	2001	2000	1999
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	739,389	637,901	658,137	716,708	620,146
Commercial	473,351	403,051	429,388	441,338	386,042
Industrial	723,102	636,410	759,580	767,052	646,517
Governmental	40,664	35,914	39,203	38,772	33,738

Total Retail	1,976,506	1,713,276	1,886,308	1,963,870	1,686,443

Sales for Resale	114,311	19,641	48,345	60,467	81,176
Other	74,753	82,435	(32,740)	38,100	38,975

Total Electric Operating Revenues	2,165,570	1,815,352	1,901,913	2,062,437	1,806,594

FUEL REVENUES (included in above revenues)
Residential	327,475	226,887	270,426	297,505	204,577
Commercial	209,032	142,141	175,194	180,900	127,201
Industrial	464,015	359,607	482,078	478,194	358,724
Governmental	18,195	12,878	16,696	15,981	11,270

Total Retail Fuel Revenues	1,018,717	741,513	944,394	972,580	701,772

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,882	11,039	10,757	11,823	13,580
Coal	—	—	—	—	—
Nuclear	8,485	8,838	9,536	8,459	7,410
Hydro	—	—	—	—	—

Total Net Generation	16,367	19,877	20,293	20,282	20,990

Purchased Power:
Affiliated Companies	4,484	5,080	4,861	6,102	5,638
Non-affiliated Companies	9,718	6,496	4,284	5,321	4,891

Total Purchased Power	14,202	11,576	9,145	11,423	10,529

Total Sources of Energy	30,569	31,453	29,438	31,705	31,519

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,795	8,780	8,255	8,648	8,354
Commercial	5,622	5,538	5,369	5,367	5,221
Industrial	12,870	14,738	14,402	15,184	15,052
Governmental	491	510	498	481	468

Total Retail	27,778	29,566	28,524	29,680	29,095

Sales for Resale	1,476	285	715	782	1,246

Unbilled Energy	42	237	(379)	33	329

Total Electric Energy Sales	29,296	30,088	28,860	30,495	30,670

Line Losses and Company Usage	1,273	1,365	578	1,210	849

Total Uses of Energy	30,569	31,453	29,438	31,705	31,519

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.41	7.27	7.97	8.29	7.42
Commercial	8.42	7.28	8.00	8.22	7.39
Industrial	5.62	4.32	5.27	5.05	4.30
Governmental	8.28	7.04	7.87	8.06	7.21

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	571,767	565,824	562,706	560,250	555,716
Commercial	72,901	70,418	69,437	68,747	67,379
Industrial	7,686	7,136	6,843	6,870	7,010
Governmental	4,859	5,532	5,442	5,401	5,310

Total Retail Customers	657,213	648,910	644,428	641,268	635,415

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, INC.

GENERATION PORTFOLIO

			Net Owned & Leased Dependable Capacity (MW)			Total Plant - 2003
Plant	Unit	Ownership		Fuel Type	Purpose	Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Buras	8	100%	19	Gas/Oil	Peaking	903	1,319.27	1,191

Little Gypsy	1	100%	244	Gas/Oil	Intermediate	1,333,443	84.17	112,235
	2	100%	436	Gas/Oil	Intermediate
	3	100%	573	Gas/Oil	Intermediate

Monroe(a)	10	100%	23	Gas/Oil	Peaking	(1,010)	(274.87)	278
	11	100%	41	Gas/Oil	Peaking
	12	100%	74	Gas/Oil	Peaking

Ninemile Point	1	100%	74	Gas/Oil	Peaking	4,576,333	74.54	341,133
	2	100%	107	Gas/Oil	Peaking
	3	100%	135	Gas/Oil	Intermediate
	4	100%	748	Gas/Oil	Intermediate
	5	100%	763	Gas/Oil	Intermediate

Sterlington	6	100%	224	Gas/Oil	Intermediate	470,377	79.86	37,563
	7A	100%	51	Gas/Oil	Peaking
	7B	100%	51	Gas/Oil
	7C	100%	101	Gas/Oil

Waterford	1	100%	411	Gas/Oil	Intermediate	1,502,475	70.76	106,319
	2	100%	411	Gas/Oil	Intermediate

Waterford	3	100%	1,075	Nuclear PWR(b)	Base	8,484,953	16.75	142,090

Total			5,561			16,367,474	45.26	740,809

(a)	Plant was available for service but not used to meet load requirements. Net generation reflects plant usage of system generation.

(b)	PWR = Pressurized Water Reactor

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

	2003	2002	2001	2000	1999
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	410,231	374,958	390,957	340,691	311,003
Commercial	341,862	309,525	327,770	275,010	250,929
Industrial	173,736	164,815	191,014	161,065	151,659
Governmental	32,393	28,532	30,569	25,612	23,528

Total Retail	958,222	877,830	940,310	802,378	737,119

Sales for Resale	42,143	78,004	131,886	109,902	94,550
Other	34,995	35,261	21,545	25,091	1,150

Total Electric Operating Revenues	1,035,360	991,095	1,093,741	937,371	832,819

FUEL REVENUES (included in above revenues)
Residential	157,624	146,191	168,322	106,123	83,232
Commercial	139,087	127,484	148,547	91,993	72,926
Industrial	88,063	82,778	102,087	67,980	56,832
Governmental	11,885	10,918	13,001	8,026	6,364

Total Retail Fuel Revenues	396,659	367,371	431,957	274,122	219,354

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,891	5,391	7,644	6,782	7,730
Coal	2,579	2,577	2,845	2,555	2,785
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—

Total Net Generation	5,470	7,968	10,489	9,337	10,515

Purchased Power:
Affiliated companies	5,984	4,069	3,995	4,091	3,375
Non-affiliated Companies	2,868	2,476	1,670	2,220	1,735

Total Purchased Power	8,852	6,545	5,665	6,311	5,110

Total Sources of Energy	14,322	14,513	16,154	15,648	15,625

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,092	5,092	4,867	4,976	4,753
Commercial	4,476	4,445	4,322	4,307	4,156
Industrial	2,939	2,910	3,051	3,188	3,246
Governmental	384	382	381	376	363

Total Retail	12,891	12,829	12,621	12,847	12,518

Sales for Resale	443	1,320	2,017	1,589	2,200

Unbilled Energy	45	(48)	(81)	160	(44)

Total Electric Energy Sales	13,379	14,101	14,557	14,596	14,674

Line Losses and Company Usage	943	412	1,597	1,052	951

Total Uses of Energy	14,322	14,513	16,154	15,648	15,625

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.06	7.36	8.03	6.85	6.54
Commercial	7.64	6.96	7.58	6.39	6.04
Industrial	5.91	5.66	6.26	5.05	4.67
Governmental	8.44	7.47	8.02	6.81	6.48

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	348,019	344,637	341,126	340,125	335,221
Commercial	59,347	57,146	55,784	54,556	53,368
Industrial	4,767	3,036	2,970	3,048	3,021
Governmental	3,884	3,842	3,738	3,655	3,531

Total Retail Customers	416,017	408,661	403,618	401,384	395,141

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO

	Unit	Ownership	Net Owned & Leased Dependable Capacity (MW)	Fuel Type	Purpose	Total Plant - 2003

Plant						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Baxter Wilson	1	100%	550	Gas/Oil	Intermediate	561,876	100.22	56,310
	2	100%	771	Gas/Oil	Intermediate

Delta	1	100%	104	Gas/Oil	Peaking	77,874	80.32	6,255
	2	100%	103	Gas/Oil	Peaking

Gerald Andrus	1	100%	761	Gas/Oil	Intermediate	1,998,707	53.41	106,752

Natchez(a)	1	100%	73	Gas/Oil	Peaking	(4)	(129,651.00)	519

Rex Brown	1	100%	36	Gas	Peaking	251,926	102.02	25,703
	3	100%	76	Gas/Oil	Intermediate
	4	100%	231	Gas/Oil	Intermediate
	5	100%	11	Oil	Peaking

Independence	1	25%	209	Coal	Base	2,579,337	17.57	45,327
Independence	2	25%	211	Coal	Base

Total			3,136			5,469,716	44.04	240,866

(a)	Facility was in extended reserve shutdown. Net generation reflects plant usage of system generation.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

	2003	2002	2001	2000	1999
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	178,133	170,517	189,474	188,314	158,822
Commercial	161,716	153,776	186,299	170,684	146,328
Industrial	26,416	24,657	31,725	25,479	25,584
Governmental	68,238	65,746	80,918	73,028	63,056

Total Retail	434,503	414,696	488,416	457,505	393,790

Sales for Resale	87,174	8,773	13,330	40,133	24,752
Other	5,983	1,058	926	17,136	7,889

Total Electric Operating Revenues	527,660	424,527	502,672	514,774	426,431

FUEL REVENUES (included in above revenues)
Residential	65,057	62,192	88,301	73,690	47,868
Commercial	67,552	63,447	96,377	73,965	48,462
Industrial	12,276	11,419	18,451	12,499	11,945
Governmental	30,534	29,324	44,690	34,255	23,537

Total Retail Fuel Revenues	175,419	166,382	247,819	194,409	131,812

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,099	2,580	2,232	3,642	3,521
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—

Total Net Generation	2,099	2,580	2,232	3,642	3,521

Purchased Power:
Affiliated Companies	3,742	2,706	3,271	2,333	2,497
Non-affiliated Companies	1,621	1,041	753	913	745

Total Purchased Power	5,363	3,747	4,024	3,246	3,242

Total Sources of Energy	7,462	6,327	6,256	6,888	6,763

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,133	2,158	1,981	2,178	2,102
Commercial	2,262	2,255	2,185	2,260	2,208
Industrial	413	409	414	384	514
Governmental	1,036	1,053	1,017	1,058	1,071

Total Retail	5,844	5,875	5,597	5,880	5,895

Sales for Resale	1,340	176	174	711	621

Unbilled Energy	22	(49)	29	22	(55)

Total Electric Energy Sales	7,206	6,002	5,800	6,613	6,461

Line Losses and Company Usage	256	325	456	275	302

Total Uses of Energy	7,462	6,327	6,256	6,888	6,763

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.35	7.90	9.56	8.65	7.56
Commercial	7.15	6.82	8.53	7.55	6.63
Industrial	6.42	6.03	7.66	6.64	4.98
Governmental	6.59	6.24	7.96	6.90	5.89

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	169,878	170,771	170,043	170,350	165,825
Commercial	16,336	16,576	16,431	16,423	16,306
Industrial	1,148	1,141	1,106	1,094	976
Governmental	1,755	1,632	1,649	1,642	1,621

Total Retail Customers	189,117	190,120	189,229	189,509	184,728

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO

Plant	Unit	Ownership	Net Owned & Leased Dependable Capacity (MW)	Fuel Type	Purpose	Total Plant - 2003

						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
A. B. Paterson(a)	3	100%	56	Gas/Oil	Peaking	(1,299)	(254.58)	331
	4	100%	—	Gas/Oil	Peaking

Michoud	1	100%	113	Gas/Oil	Peaking	2,099,632	70.65	148,336
	2	100%	244	Gas/Oil	Intermediate
	3	100%	561	Gas/Oil	Intermediate

A. B. Paterson	5	100%	16	Oil	Peaking	613	274.72	168

Total			990			2,098,946	70.91	148,835

(a)	Facility was in extended reserve shutdown. Net generation reflects plant usage of system generation.

SYSTEM ENERGY RESOURCES, INC.

	2003	2002	2001	2000	1999
OPERATING REVENUES ($ thousands)	583,820	602,486	535,027	656,749	620,032

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	9,812	9,053	8,921	9,621	7,567
Hydro	—	—	—	—	—

Total Net Generation	9,812	9,053	8,921	9,621	7,567

Purchased Power	—	—	—	—	—

Total Sources of Energy	9,812	9,053	8,921	9,621	7,567

USES OF ENERGY (GWh)
Sales for Resale	9,812	9,053	8,921	9,621	7,567

Unbilled Energy	—	—	—	—	—

Line Losses and Company Usage	—	—	—	—	—

Total Uses of Energy	9,812	9,053	8,921	9,621	7,567

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO

	Unit	Ownership	Net Owned & Leased Dependable Capacity (MW)	Fuel Type	Purpose	Total Plant - 2003

Plant						Net Generation (MWH)	Expenses per Net MWH	Total Production Expense ($000)
Grand Gulf	1	90%	1,086	Nuclear BWR(a)	Base	9,812,244	13.78	135,247

Total			1,086			9,812,244	13.78	135,247

(a)	BWR = Boiling Water Reactor

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS

The following charts show plant performance for 2003 and averages for three, three-year periods.

CAPACITY FACTOR: This is defined as the ratio of the energy that was produced over a given period of time relative to the energy that would have been produced had the unit operated continuously at its maximum dependable capacity over the period.

CAPACITY FACTOR

	2003	2000–2002	1999–2001	1998–2000
	(%)
ANO	99.2	92.1	88.4	84.7
Grand Gulf	103.1	96.5	91.4	89.3
River Bend	90.4	95.0	84.8	84.9
Waterford 3	90.3	95.0	90.0	86.9

Entergy Southeast Average	96.5	94.4	88.8	86.3

Industry Average	—	93.0	88.8	85.5

Capacity factors greater than 100% result from units producing output in excess of their ratings for maximum dependable capacity.

PRODUCTION COST: The production costs below are measured in dollars per megawatt-hour. Production costs include O&M expenses and fuel lease charges, and exclude administrative and general expenses.

PRODUCTION COST

	2003	2000–2002	1999–2001	1998–2000
	($/MWh)
ANO	14.5	16.1	16.8	17.4
Grand Gulf	13.4	13.7	14.4	14.9
River Bend	17.3	17.1	19.3	19.7
Waterford 3	16.3	15.3	16.0	17.3

Entergy Southeast Average	15.1	15.5	16.4	17.2

Industry Average	—	16.2	17.3	18.0

INDIVIDUAL PLANT INFORMATION

	ANO			Grand Gulf	River Bend		Waterford 3
	Unit 1	Unit 2
Owner	Entergy Arkansas	Entergy Arkansas		System Energy–90% South Mississippi Electric Power Association–10%	Entergy Gulf States		Entergy Louisiana
Commercial Operation Date	December ‘74	March ‘80		July ‘85	June ‘86		September ‘85
License Expiration Date	5/20/34	7/17/18		11/1/24	8/29/25		12/18/24

Architect/Engineer	Bechtel Power	Bechtel Power		Bechtel Power	Stone & Webster		Ebasco
Reactor Manufacturer	Babcox &	Combustion		General	General		Combustion
	Wilcox	Engineering		Electric	Electric		Engineering
Reactor Type	PWR	PWR		BWR	BWR		PWR
Turbine Generator Manufacturer	Westinghouse	General Electric		Kraftwerk Union	General Electric		Westinghouse

Maximum Dependable Capacity (MW)	836	858		1,207	966	(b)	1,075

Refueling Data:
Last Date	10/4/02–	9/23/03–		9/13/02–	3/16/03–		10/19/03–
	11/12/02	10/14/03		10/6/02	4/11/03		11/22/03
Number of Days	39	20		23	25		33
Next Scheduled Refueling	Spring ‘04	Spring ‘05		Spring ‘04	Fall ‘04		Spring ‘05
2003 Capacity Factor (%)	92.8	105.5		103.1	90.4		90.3

($ millions as of December 31, 2003)
Book Value		1,007	(a)	1,971	2,059	(b)	1,633
Decommissioning Trust Fund Balance		360.5	(a)	172.9	267.9		152.0
Decommissioning Liability		567.5	(a)	312.5	298.8		325.3

(a)	ANO Units 1 & 2 are reported together.

(b)	30% of River Bend is not subject to rate regulations by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, which is included in non-utility property on the balance sheet.

UTILITY REGULATORY INFORMATION

REGULATORY COMMISSIONS

	Arkansas	Louisiana	Mississippi	New Orleans	Texas
Commission	Arkansas Public Service Commission	Louisiana Public Service Commission	Mississippi Public Service Commission	New Orleans City Council	Public Utility Commission of Texas

Number of Commissioners	3	5	3	7	3

Method of Selection	Appointed by Governor	Elected	Elected	Elected	Appointed by Governor

Term of Office	6 years - staggered	6 years - staggered	4 years - concurrent	4 years - concurrent (2 term limits)	6 years - staggered

Chairman/President	Appointed	Elected - 1 year term	Rotates every 2 years	Selected by peers from two at-large seats	Appointed

COMMISSION/COUNCIL MEMBERS

	Party	Service Began	Term Ends
ARKANSAS
Sandra L. Hochstetter - Chairman	Republican	7/00	1/05
Daryl Bassett	Republican	9/02	1/09
Randy Bynum	Republican	1/03	1/07

LOUISIANA
Irma Muse Dixon - Chairman	Democrat	1/93	12/04
C. Dale Sittig	Democrat	11/95	12/04
James M. Field	Republican	12/96	12/06
Jack A. “Jay” Blossman, Jr.	Republican	1/97	12/08
Foster L. Campbell, Jr.	Democrat	1/03	12/08

MISSISSIPPI
Dorlos “Bo” Robinson - Chairman	Democrat	12/89	12/07
Michael Callahan	Democrat	12/99	12/07
Nielsen Cochran	Republican	12/83	12/07

NEW ORLEANS
Oliver M. Thomas, Jr. - President	Democrat	5/94	5/06
Eddie L. Sapir	Democrat	5/02	5/06
John A. Batt, Jr.	Republican	5/02	5/06
Renee Gill Pratt	Democrat	5/02	5/06
Jacquelyn Brechtel Clarkson	Democrat	5/02	5/06
Marlin N. Gusman	Democrat	10/00	5/06
Cynthia Willard-Lewis	Democrat	5/02	5/06

TEXAS
Paul Hudson - Chairman	Republican	8/03	8/09
Julie Caruthers Parsley	Republican	11/02	8/05

UTILITY REGULATORY INFORMATION

SELECT UTILITY RETAIL RATE PROCEEDINGS

Company	Authorized ROE	Pending Proceedings/Events as of April 26, 2004
Entergy Arkansas	11.0%	No cases pending. Next filing likely to come in connection with steam generators replacement at ANO in mid-2005.

Entergy Gulf States-Texas	10.95%	Base rates frozen since settlement order issued in June 1999. Freeze may extend until the start of retail open access, which may occur as early as mid-2005. A number of activities must be completed to achieve this date including ruling on independence of transmission authority, restart of pilot program, and completion of a business separation plan. The Public Utility Commission of Texas scheduled hearings for June 2004 to consider the certification of Entergy’s independent transmission organization. Should the PUCT choose to not support retail open access, EGSI will file for new rates and/or pursue other options for increasing its revenues.

Entergy Gulf States-Louisiana	11.1%	The 9th revenue review (2002) and prospective revenue study are currently pending before the Louisiana Public Service Commission. EGSI’s filings included an $11.5 million rate reduction which was implemented in June 2002 and a $22 million revenue deficiency based on a 2002 test year. The most recent LPSC staff testimony, filed in March 2004, recommended a refund of at least $29 million and a prospective rate reduction of approximately $50 million. In a separate March 2004 filing, EGSI proposed a $32 million pro forma adjustment to include revenue requirements associated with the Perryville power purchase agreement. Separately, EGSI continues to pursue the development of a performance-based rate structure in conjunction with LPSC staff.

Entergy Louisiana	11.3%	In January 2004, ELI filed with the LPSC an application for a $167 million base rate increase and a ROE of 11.4%. The requested increase is expected to be largely mitigated by fuel savings resulting from the generation supply plan. Separately, ELI continues to pursue the development of a performance-based rate structure in conjunction with LPSC staff.

Entergy Mississippi	9.34%-12.20%	In December 2002, the Mississippi Public Service Commission approved a $48.2 million rate increase with an allowed ROE of 11.75%. In addition, the MPSC approved a formula rate plan which allows the earned Rate of Return on Rate Base to increase or decrease by as much as 50 basis points without requiring a change in base rates. This equates to a ROE bandwidth of plus or minus 119 basis points. In addition, a performance incentive based on outage frequency, price, and customer satisfaction can increase or decrease the benchmarked ROE by 100 basis points. If EMI earns above or below the bandwidth range, rates are adjusted on a prospective basis by 50% of any overage or shortfall to the top or bottom of the bandwidth respectively. EMI made its formula rate plan filing in March 2004 based on a 2003 test year. MPSC staff and EMI signed a joint stipulation in April which provides for no change in rates based on an adjusted ROE of 10.77%.

Entergy New Orleans	10.25%-13.25%	Effective June 2003, the New Orleans City Council approved a $30.2 million rate increase and a 2-year prospective Formula Rate Plan with a ROE mid point of 11.25% and a ROE bandwidth from 10.25% to 12.25%. In addition, the formula rate plan allows for fuel clause adjustments equivalent to 13.25% ROE based on a Generation Performance-Based Rate plan. The GBPR provides for sharing of fuel and purchased power savings based on a specified implied heat rate target and a gas price index. ENOI customers receive the first $20 million of savings; thereafter 10% of additional savings are allocated to the company.

UTILITY REGULATORY INFORMATION

UTILITY ELECTRIC AND GAS FUEL RECOVERY

	Deferred Fuel Balance as of December 31,
Company	2003	2002	2001	2000	1999	Fuel Recovery Mechanism
	($ millions)
Entergy Arkansas	10.6	(42.6)	17.2	103.0	41.6	Entergy Arkansas’ rate schedules include an energy cost recovery rider to recover fuel and purchased energy costs in monthly bills. The rider utilizes prior calendar year energy costs and projected energy sales for the twelve month period commencing on April 1 of each year to develop an energy cost rate, which is redetermined annually and includes a true-up adjustment reflecting the over-recovery or under-recovery, including carrying charges, of the energy cost for the prior calendar year.

Entergy Gulf States - Texas	116.6	91.8	108.6	184.1	134.9	Entergy Gulf States’ Texas rate schedules include a fixed fuel factor to recover fuel and purchased power costs, including carrying charges, not recovered in base rates. Under current methodology, semi-annual revisions of the fixed fuel factor may be made in March and September based on the market price of natural gas. Entergy Gulf States will likely continue to use this methodology until retail open access begins in Texas. To the extent actual costs vary from the fixed fuel factor, refunds or surcharges are required or permitted. The amounts collected under the fixed fuel factor through the start of retail open access are subject to fuel reconciliation proceedings before the PUCT. At the start of retail open access for Entergy Gulf States in Texas, which is not expected before the first quarter of 2005, fuel and purchased power cost recovery will be subject to the fuel component of the price-to-beat rates approved by the PUCT. The PUCT fuel cost reviews that were resolved during the past year or are currently pending are discussed in Note 2 to the domestic utility companies and System Energy financial statements in Entergy’s 2003 Form 10-K.

Entergy Gulf States - Louisiana	1.9	8.8	18.2	104.0	(0.5)	Entergy Gulf States’ Louisiana electric rates include a fuel adjustment designed to recover the cost of fuel and purchased power costs. The fuel adjustment contains a surcharge or credit for deferred fuel expense and related carrying charges arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers.

						Entergy Gulf States’ Louisiana gas rates include a purchased gas adjustment based on estimated gas costs for the billing month adjusted by a surcharge or credit for deferred fuel expense arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers.

Entergy Louisiana	30.6	(25.6)	(67.5)	84.1	2.2	Entergy Louisiana’s rate schedules include a fuel adjustment clause designed to recover the cost of fuel. The fuel adjustment contains a surcharge or credit for deferred fuel expense and related carrying charges arising from the monthly reconciliation of actual fuel costs incurred with fuel cost revenues billed to customers.

Entergy Mississippi	89.1	38.2	106.2	65.0	47.9	Entergy Mississippi’s rate schedules include energy cost recovery riders to recover fuel and purchased energy costs. The rider utilizes projected energy costs filed quarterly by Entergy Mississippi to develop an energy cost rate. The energy cost rate is redetermined each calendar quarter and includes a true-up adjustment reflecting the over-recovery or under-recovery of the energy cost as of the second quarter preceding the redetermination.

Entergy New Orleans	(2.7)	(14.9)	(10.2)	28.2	14.5	Entergy New Orleans’ electric rate schedules include a fuel adjustment tariff designed to reflect no more than targeted fuel and purchased power costs, adjusted by a surcharge or credit for deferred fuel expense arising from the monthly reconciliation of actual fuel and purchased power costs incurred with fuel cost revenues billed to customers, including carrying charges. The adjustment also includes the difference between non-fuel Grand Gulf 1 costs paid by Entergy New Orleans and the estimate of such costs, which are included in base rates, as provided in Entergy New Orleans’ Grand Gulf 1 rate settlements. Entergy New Orleans’ gas rate schedules include an adjustment to reflect estimated gas costs for the billing month, adjusted by a surcharge or credit similar to that included in the electric fuel adjustment clause, including carrying charges. In November 2003, the Council passed a resolution implementing a package of measures developed by Entergy New Orleans and the Council Advisors to protect customers from potential gas price spikes during the 2003 - 2004 winter heating season. These measures include: expansion of Entergy New Orleans’ financial hedging plan for its purchase of wholesale gas, and deferral of collection of up to $4 million of gas costs in the event that the average residential customer’s gas bill were to exceed a threshold level, which management does not expect.

System Energy Resources						Not applicable

COMPETITIVE BUSINESSES

COMPETITIVE BUSINESSES METRICS

COMPETITIVE BUSINESSES QUARTERLY FINANCIAL METRICS

	2003					2002					YTD % change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
ENTERGY NUCLEAR
As-Reported
Return on Average Invested Capital (%)*	18.7	17.1	15.0	12.7	12.7	11.8	12.2	11.7	11.8	11.8	8
Return on Average Common Equity (%)*	27.0	24.8	20.6	17.3	17.3	21.0	22.7	16.6	16.4	16.4	5
Net Debt to Net Capital (%)*	31.7	31.9	26.6	23.5	23.5	45.0	42.9	35.0	38.2	38.2	(38)
Operational
Return on Average Invested Capital (%)*	11.4	10.1	8.5	8.6	8.6	11.8	12.2	11.7	11.8	11.8	(27)
Return on Average Common Equity (%)*	14.5	12.9	10.3	11.1	11.1	21.0	22.7	16.6	16.4	16.4	(32)

ENERGY COMMODITY SERVICES
As-Reported
Return on Average Invested Capital (%)*	9.8	10.8	10.5	8.0	8.0	(3.3)	(5.7)	(7.9)	(4.6)	(4.6)	N/A
Return on Average Common Equity (%)*	11.5	14.8	14.6	11.1	11.1	(10.2)	(14.5)	(15.8)	(10.1)	(10.1)	N/A
Net Debt to Net Capital (%)*	12.0	12.8	16.8	17.8	17.8	29.2	42.1	36.7	33.6	33.6	(47)
Operational
Return on Average Invested Capital (%)*	10.1	9.9	10.6	8.0	8.0	8.6	6.6	6.4	6.9	6.9	16
Return on Average Common Equity (%)*	11.9	13.4	14.7	11.1	11.1	12.4	9.5	7.3	8.4	8.4	32
Fair Value of Trading Contracts at end of period ($ millions)	130	184	105	16	16	164	132	115	91	91	(82)

*	Trailing twelve months

ENTERGY NUCLEAR (NON-UTILITY)

ENTERGY NUCLEAR OPERATIONAL METRICS

	2003					2002					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
Net MW in Operation	3,955	3,955	4,001	4,001	4,001	3,445	3,445	3,955	3,955	3,955	1
Avg. Realized Price/MWh	$38.28	$39.78	$40.67	$38.54	$39.38	$37.14	$39.88	$42.59	$40.49	$40.07	(2)
Production Cost/MWh	$23.54	$20.85	$20.03	$17.15	$20.32	$19.62	$19.40	$19.82	$22.18	$20.20	1
Generation in GWh	8,093	7,337	8,246	8,702	32,379	7,509	7,449	8,152	6,843	29,953	8
Capacity Factor	94%	84%	94%	98%	92%	100%	99%	97%	78%	93%	(1)

ENTERGY NUCLEAR PLANT STATISTICS

	James A. FitzPatrick		Indian Point				Pilgrim Nuclear Station	Vermont Yankee
			Unit 2		Unit 3
Commercial Operation Date	July ’75		August ’74		August ’76		December ’72	November ’72
License Expiration Date	10/17/14		9/28/13		12/15/15		6/8/12	3/21/12

Architect/Engineer	Stone & Webster		United Engineers & Constructors		United Engineers & Constructors		Bechtel Power	Ebasco
Reactor Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric
Reactor Type	BWR		PWR		PWR		BWR	BWR
Turbine Generator Manufacturer	General Electric		Westinghouse		Westinghouse		General Electric	General Electric

Maximum Dependable Capacity (MW)	825		984		994		688	510

Refueling Data
Last Date	10/7/02– 10/31/02		10/25/02– 11/27/02		3/28/03– 4/23/03		4/19/03– 5/13/03	10/6/02– 10/27/02
Number of Days	24		33		26		24	21
Next Scheduled Refueling	Fall ’04		Fall ’04		Spring ’05		Spring ’05	Spring ’04
2003 Capacity Factor	96%		97%		87%		84%	98%

($ millions as of December 31, 2003)
Book Value	160		466		235		16	59
Decommissioning Trust Fund Balance		(a)	486	(b)		(a)	492	347
Decommissioning Liability		(a)	258	(b)		(a)	213	239

(a)	NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.

(b)	Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.

ENTERGY NUCLEAR PLANNED PLANT UPRATES

(MW)	12/31/03 Capacity	2004	2005	12/31/05 Projected Capacity
FitzPatrick	825	16	—	841
Indian Point 2	984	44	—	1,028
Indian Point 3	994	—	47	1,041
Pilgrim	688	—	—	688
Vermont Yankee	510	50	45	605

Total	4,001	110	92	4,203

ENTERGY NUCLEAR SOLD FORWARD STATISTICS

(As of December 31, 2003)	2004	2005(a)	2006(a)	2007(a)	2008(a)
Energy
Planned TWh of generation	33	34	35	35	35
Percent of EN’s total planned generation sold forward
Unit-contingent	57%	34%	24%	15%	12%
Unit-contingent with availability guarantees	43%	19%	17%	11%	5%
Firm liquidated damages	—%	1%	4%	2%	—%

Total	100%	54%	45%	28%	17%
Average contract price per MWh	$38	$37	$36	$36	$40
Capacity
Planned net MW in operation	4,111	4,203	4,203	4,203	4,203
Percent of EN’s capacity sold forward
Bundled capacity and energy contracts	55%	15%	12%	13%	13%
Capacity contracts	28%	15%	6%	3%	—%

Total	83%	30%	18%	16%	13%
Average capacity contract price per kW-month	$2.4	$1.3	$0.6	$0.7	N/A
Capacity and Energy (based on revenues)
Percent of EN’s planned energy and capacity sold forward	99%	50%	41%	25%	16%
Average contract revenue per MWh	$39	$37	$36	$36	$40

(a)	EN’s total planned generation sold forward associated with the Vermont Yankee contract for which pricing may be adjusted is 2 percent in 2005, 13 percent in 2006, 12 percent in 2007 and 13 percent in 2008.

ENTERGY NUCLEAR SECURITIES DETAIL

ENTERGY NUCLEAR LONG-TERM DEBT

Note to New York Power Authority (NYPA) relating to the purchase of FitzPatrick and Indian Point 3

($ thousands)	Long-term debt (a)	Interest expense	Additional LTD related to purchase of IP2	Interest expense	Total ending long-term debt	Total interest expense
2000	744,405	3,869	—	—	744,405	3,869
2001	682,512	35,392	74,402	1,190	756,914	36,582
2002	604,420	32,540	79,220	3,628	683,640	36,168
2003	441,845	27,387	72,863	3,643	514,708	31,030
2004	379,405	21,275	66,200	3,337	445,605	24,612
2005	313,968	18,277	59,218	3,018	373,186	21,295
2006	245,390	15,137	51,900	2,682	297,290	17,819
2007	173,520	11,845	44,231	2,331	217,751	14,176
2008	161,932	8,412	36,194	1,963	198,126	10,375
2009	149,771	7,839	27,772	1,577	177,543	9,416
2010	137,026	7,255	18,945	1,173	155,971	8,428
2011	123,669	6,643	9,694	750	133,363	7,393
2012	109,681	6,012	—	305	109,681	6,317
2013	95,011	5,331	—	—	95,011	5,331
2014	79,638	4,627	—	—	79,638	4,627
2015	61,027	3,889	—	—	61,027	3,889
2016–2035 Average	N/A	1,755	—	—	N/A	1,755

(a)	Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration.

ENERGY COMMODITY SERVICES

ENERGY COMMODITY SERVICES OPERATIONAL METRICS

	2003					2002					YTD % Change
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
ENTERGY-KOCH TRADING
Electricity Volatility (%)	86	52	34	50	59	39	51	57	41	48	23
Gas Volatility (%)	91	45	39	60	62	79	54	58	50	61	2
Electricity Marketed (GWh)	123,480	100,865	105,184	116,451	445,979	86,092	90,178	94,980	136,833	408,038	9
Gas Marketed (Bcf/d)	7.8	5.3	5.8	7.0	6.5	5.6	5.8	6.7	5.0	5.8	12
Gain/Loss Days	1.3	1.4	1.7	1.5	1.5	2.1	1.7	2.0	1.3	1.8	(17)
Daily Average Earnings at Risk	19.5	12.9	12.1	9.8	13.6	8.1	10.4	11.4	13.1	10.8	26
Low Daily Earnings at Risk	15.4	7.6	7.8	5.9	5.9	6.6	8.2	8.7	8.4	6.6	(11)
High Daily Earnings at Risk	35.2	16.6	19.6	16.2	35.2	10.3	14.7	14.1	16.9	16.9	108
GULF SOUTH PIPELINE
Throughput (Bcf/d)	2.20	1.90	1.84	1.99	1.99	2.66	2.31	2.27	2.22	2.40	(17)
Production Cost ($/mmbtu)	$0.113	$0.138	$0.171	$0.172	$0.146	$0.077	$0.096	$0.096	$0.113	$0.094	55
NON-NUCLEAR WHOLESALE
ASSETS
Net MW in Operation	1,421	1,421	1,806	1,911	1,911	1,870	1,209	1,209	1,421	1,421	34

ENERGY COMMODITY SERVICES NON-NUCLEAR WHOLESALE ASSETS

Project	Location	NERC Region	Ownership Interest	Net MW	Total MW	Fuel Type/ Technology	Purpose
Independence – Unit 2	Newark, AR	SERC	14%	121	842	Coal	Base
Ritchie – Unit 2	Helena, AR	SERC	100%	544	544	Gas/Oil	Peaking
Warren Power	Vicksburg, MS	SERC	100%	300	300	CT	Peaking
Top of Iowa Wind Farm	Iowa, USA	MAPP	99%	79	80	Wind	Renewable
RS Cogen	Lake Charles, LA	SERC	50%	213	425	Cogen	Base QF
Harrison County	Marshall, TX	SPP	70%	385	550	CCGT	Intermediate
Nelson (PPA)	Westlake, LA	SERC	20%	110	550	Coal	Base

Total				1,752	3,291

Note: Entergy sold its 158 net MW interest in the Crete power plant in January 2004.

ENERGY COMMODITY SERVICES SOLD FORWARD STATISTICS

	2004	2005	2006	2007	2008
(as of December 31, 2003)
Capacity
Planned Net MW in operation	1,911	1,911	1,911	1,911	1,911
Percent of ECS’s capacity sold forward	43%	43%	34%	31%	26%
Energy
Planned TWh of generation	3	3	3	4	4
Percent of ECS’s planned generation sold forward
Unit-contingent	7%	6%	7%	6%	6%
Unit-contingent with availability guarantees	57%	61%	45%	36%	33%
Firm liquidated damages	—%	—%	—%	—%	—%

Total	64%	67%	52%	42%	39%
Blended Capacity and Energy Recap (based on revenues)
Percent of ECS’s planned energy and capacity sold forward	62%	66%	50%	41%	35%
Average contract revenue per MWh	$26	$25	$27	$31	$28

Includes Crete power plant which was sold in January 2004.

ENERGY COMMODITY SERVICES SECURITIES DETAIL

ENTERGY-KOCH, LP

Rated “A” by Standard & Poor’s and “A3” by Moody’s

Facility (Entergy’s share)	Amount		Maturity	Rate
	($ millions)
Privately Placed Notes	150		8/1/11	6.90%
Privately Placed Notes	100		8/20/06	3.65%
Credit Revolver	115		1/29/04	LIBOR + 0.475%(a)
Credit Revolver	52		2/1/06	LIBOR + 0.35%(a)
Credit Revolver (Entergy-Koch Trading, LP)	12		9/23/04	LIBOR + 0.75%
Credit Revolver (Entergy-Koch Trading, Ltd.)	9	(b)	4/29/04	LIBOR + 0.75%

(a)	Pricing based on credit ratings grid. Current rates shown (drawn plus utilization fee).

(b)	The facility is denominated in British Pounds. Maximum available is 10 million British Pounds.

NON-NUCLEAR WHOLESALE ASSETS

Facility (Entergy’s share)	Amount	Maturity	Rate
	($ millions)
RS Cogen Senior Project Debt
Bank Portion (a)	81.8	10/17/18	LIBOR + 1.375%
Institutional Portion	37.5	10/15/22	Fixed 8.73%
RS Cogen Subordinated Project Debt	16.8	10/17/17	LIBOR + 4.5%

(a)	RS Cogen spread on bank portion increases over time to 2.375%.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

COMPETITIVE BUSINESSES

Planned TWh of generation	Amount of output expected to be generated by Entergy Nuclear for nuclear units, or by non-nuclear wholesale assets for fossil and wind units, considering plant operating characteristics, outage schedules, and expected market conditions which impact dispatch

Percent of planned generation sold forward	Percent of planned generation output sold forward under contracts, forward physical contracts or forward financial contracts (consistent with assumptions used in earnings guidance) that may or may not require regulatory approval

Unit-contingent	Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not be liable to buyer for any damages

Unit-contingent with availability guarantees	Transaction under which power is supplied from a specific generation asset; if the asset is unavailable, seller is not liable to buyer for any damages, unless the actual availability over a specified period of time is below an availability threshold specified in the contract

Firm liquidated damages (LD)	Transaction that requires receipt or delivery of energy at a specified delivery point (usually at a market hub not associated with a specific asset); if a party fails to deliver or receive energy, defaulting party must compensate the other party as specified in the contract

Planned net MW in operation	Amount of capacity to be available to generate power considering uprates planned to be completed within the calendar year

Bundled energy & Capacity contract	A contract for the sale of installed capacity and related energy, priced per megawatt-hour sold

Capacity contract	For Entergy Nuclear, a contract for the sale of the installed capacity product in regional markets managed by ISO New England and the New York Independent System Operator For Energy Commodity Services, a contract for the sale of capacity and related energy, in which capacity and energy are priced separately

Average contract price per MWh or per kW per month	Price at which generation output and/or capacity is expected to be sold to third parties, given existing contract prices based on expected dispatch or capacity

Average contract revenue per MWh	Price at which the combination of generation output and capacity are expected to be sold to third parties, given existing contract prices based on expected dispatch

ENTERGY NUCLEAR

Net MW in operation	Installed capacity owned or operated by Entergy Nuclear

Average realized price per MWh	As-reported revenue per MWh generated for all non-utility nuclear operations

Production cost per MWh	Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh

Generation in GWh	Total number of GWh produced by all non-utility nuclear facilities

Capacity factor	Normalized percentage of the period that the plant generates power

ENTERGY-KOCH TRADING

Electricity volatility	Average volatility of into-Cinergy power prices for the period

Gas volatility	Average volatility of Henry Hub spot prices for the period

Electricity marketed (GWh)	Total physical GWh volumes marketed in the U.S. and Europe during the period

Gas marketed (Bcf/d)	Physical Bcf/d volumes marketed in the U.S. and Europe during the period

Gain/loss days	Ratio of days where aggregate trading gains exceeded trading losses across all commodities

Daily average earnings at risk	Daily value at risk in millions of dollars for the period using a 97.5% confidence level. This measure indicates that, if prices moved against the positions, the loss in neutralizing the portfolio would not be expected to exceed the calculated value at risk

GULF SOUTH PIPELINE

Throughput	Gas in Bcf/d transported by the pipeline during the period

Production cost	Cost in $/mmbtu associated with delivering gas, excluding gas expense

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

Financial measures defined in the below table include measures prepared in accordance with generally accepted accounting principles, (GAAP), as well as non-GAAP measures. Non-GAAP measures are included in this statistical guide in order to provide metrics that remove the effect of non-recurring financial impacts from commonly used financial metrics. Entergy uses these non-GAAP measures internally in budgeting and performance monitoring activities to gauge business performance and the ongoing strength of each business segment. Entergy further believes these measures provide useful information to investors in evaluating Entergy’s ongoing business results and assists investors in comparing the company’s operating performance to the operating performance of others in the energy sector.

FINANCIAL MEASURES – GAAP

Return on average invested capital – as-reported	12-months rolling net income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – as-reported	12-months rolling net income divided by average common equity

Net margin – as-reported	12-months rolling net income divided by 12 months rolling revenue

Cash flow interest coverage	12-months net cash flow provided by operating activities plus 12-months rolling interest paid, divided by interest expense, excluding interest income

Book value per share	Common equity divided by end of period shares outstanding

Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers

Total debt	Sum of short-term and long-term debt, capital leases, and preferred stock with sinking fund (2003 only) on the balance sheet less non-recourse debt, if any

Project debt	Financing at subsidiaries to support specific projects

Debt of joint ventures (Entergy share)	Debt issued for Entergy-Koch, LP and RS Cogen joint ventures

Leases (Entergy share)	Operating leases held by subsidiaries capitalized at implicit interest rate

FINANCIAL MEASURES – NON-GAAP

Operational net income	As-reported net income adjusted to exclude the impact of special items

Return on average invested capital – operational	12-months rolling operational net income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital

Return on average common equity – operational	12-months rolling operational net income divided by average common equity

Net margin – operational	12-months rolling operational net income divided by 12 months rolling revenue

Total gross liquidity	Sum of cash and revolver capacity

Net debt to net capital	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

Net debt including off-balance sheet liabilities	Sum of gross debt and off-balance sheet debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents

INVESTOR INFORMATION

INVESTOR NEWS

Entergy’s quarterly earnings results, webcasts, presentations, and other news and information of investor interest may be obtained by visiting the investor information page on Entergy’s corporate website at www.entergy.com or calling Entergy Shareholder Direct at 1.888.ENTERGY (368.3749).

INVESTOR RELATIONS

Security analysts, portfolio managers, and other members of the financial community may contact:

Nancy Morovich

Vice President, Investor Relations

Telephone: 504.576.5506

E-mail: nmorovi@entergy.com

SHAREHOLDERS ACCOUNT INFORMATION

Mellon Investor Services, LLC is Entergy’s transfer agent, registrar, dividend disbursing agent, and dividend reinvestment and stock purchase plan agent. Shareholders of record with questions about lost certificates, lost or missing dividend checks, or notifications of change of address should contact:

Mellon Investor Services

85 Challenger Road

Ridgefield Park, NJ 07660

Telephone: 1.800.333.4368

For Internet access: www.melloninvestor.com

CORPORATE GOVERNANCE

Entergy’s Corporate Governance Guidelines, Board Committee Charters for the Corporate Governance, Audit, and Personnel Committees, and Entergy’s Code of Conduct may be accessed electronically be selecting the investor information page on Entergy’s corporate website at www.entergy.com.

ADDITIONAL INFORMATION

For copies of the above Corporate Governance documents, Entergy’s 10-K and 10-Q reports filed with the Securities and Exchange Commission, or for other investor information, call 1.800.292.9960 or write to:

Entergy Corporation

Investor Relations

P.O. Box 61000

New Orleans, LA 70161

COMMON STOCK INFORMATION

The company’s common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol “ETR.” The Entergy share price is reported daily in the financial press under “Entergy” in most listings of New York Stock Exchange securities. Entergy common stock is a component of the following indices: S&P 500, S&P Utilities Index, and the NYSE Composite Index, among others.

At year-end 2003 there were 228,897,642 shares of Entergy common stock outstanding. Shareholders of record totaled 54,738, and approximately 89,000 investors held Entergy stock in “street name” through a broker.

DIVIDEND PAYMENTS

The entire amount of dividends paid during 2003 is taxable as ordinary income. The Board of Directors declares dividends quarterly and sets the record and payment dates. Subject to Board discretion, those dates for 2004 are:

Declaration Date	Record Date	Payment Date
January 30	February 11	March 1
April 7	May 12	June 1
July 30	August 11	September 1
November 5	November 17	December 1

Quarterly dividend payments (in cents-per-share):

Quarter	2004	2003	2002	2001	2000
1	45	35	33	31 1/2	30
2	45	35	33	31 1/2	30
3		45	33	31 1/2	30
4		45	35	33	31 1/2

[GRAPHIC]

ENTERGY CORPORATION • POST OFFICE BOX 61000 • NEW ORLEANS, LA 70161

WWW.ENTERGY.COM